                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement

                        [ ] CONFIDENTIAL, FOR USE OF THE
                        COMMISSION ONLY (AS PERMITTED BY
                                RULE 14A-6(e)(2))

                         [X] Definitive Proxy Statement

                       [_] Definitive Additional Materials

               [_] Soliciting Material Pursuant to ss. 240.14a-12

                   MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

             [_] Fee computed on table below per Exchange Act Rules
                             14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth
              the amount on which the filing fee is calculated and
                         state how it was determined):

              (4) Proposed maximum aggregate value of transaction:

                               (5) Total fee paid:

               [_] Fee paid previously with preliminary materials.

           [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
             Identify the previous filing by registration statement
           number, or the Form or Schedule and the date of its filing.

                           (1) Amount Previously Paid:

                (2) Form, Schedule or Registration Statement No.:

                                (3) Filing Party:

                                 (4) Date Filed:

                   MONMOUTH REAL ESTATE INVESTMENT CORPORATION
              Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
                           Freehold, New Jersey 07728

                                  April 7, 2003
Dear Stockholder:

You are cordially invited to attend the Annual Meeting of the Stockholders of
Monmouth Real Estate Investment Corporation (the "Company") to be held at 4:00
p.m., local time, on Tuesday, May 6, 2003, at Juniper Business Plaza, 3499 Route
9 North, Suite 3-C, Freehold, New Jersey 07728.

At the Annual Meeting, you will be asked to consider and vote upon a proposal to reincorporate the Company as a Maryland corporation pursuant to a merger of the
Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland, and the conversion of each outstanding share of Class A common stock of the Company into one share of common stock of the surviving Maryland corporation (the "Reincorporation"). The board of directors has carefully considered and approved the Reincorporation and believes for the reasons described in the accompanying proxy statement (the "Proxy Statement") that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Delaware to Maryland. Accordingly, your board of directors unanimously recommends that you vote for the
Reincorporation. Approval of the Reincorporation will constitute approval of all of the provisions set forth in the Articles of Incorporation and Bylaws of the
Maryland corporation and certain other matters as described in the Proxy
Statement.

In addition to voting on the Reincorporation, you will be asked to consider and vote upon the election of ten directors to the board of directors of the Company and to ratify the appointment of KPMG LLP, as the Company's independent auditors for the fiscal year ending September 30, 2003. THE ELECTION OF THE DIRECTORS AND
THE RATIFICATION OF THE INDEPENDENT AUDITORS ARE NOT CONDITIONED ON THE APPROVAL
OF THE REINCORPORATION.

The Reincorporation, the election of directors and ratification of the Company's independent auditors are more fully described in the Proxy Statement. We urge you to review carefully the Proxy Statement and accompanying appendices. Copies of the Merger Agreement, the Articles of Incorporation of the Maryland
corporation and the Bylaws of the Maryland corporation are attached as
Appendices A, B, and C, respectively, to the Proxy Statement.

THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH
RECOMMENDS A VOTE FOR THE REINCORPORATION, A VOTE FOR THE ELECTION TO THE BOARD
OF DIRECTORS OF EACH PERSON NAMED IN THE PROXY STATEMENT AND A VOTE FOR THE
RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

YOUR VOTE IS IMPORTANT TO THE COMPANY. If you fail to return your proxy card or to vote, it has the same effect as a vote against the Reincorporation. Please complete, date and sign the enclosed proxy card and return it in the accompanying postage paid envelope, even if you plan to attend the Annual
Meeting. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.
                                                     Sincerely,

                                                     /s/ Eugene W. Landy

                                                     Eugene W. Landy
                                                     President and Director

                   MONMOUTH REAL ESTATE INVESTMENT CORPORATION
              Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
                           Freehold, New Jersey 07728

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 6, 2003

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting")
of Monmouth Real Estate Investment Corporation (the "Company") will be held at
Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey
07728, on May 6, 2003 2003, at 4:00 p.m. local time, for the following purposes:

     1. To consider and vote on a proposal to reincorporate the Company as a
Maryland corporation by the merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland;

     2. To elect ten Directors, the names of whom are set forth in the accompanying proxy statement, to serve for the ensuing year;

     3. To ratify the appointment of KPMG LLP as independent auditors for the
Company for the fiscal year ending September 30, 2003; and

     4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

          Only stockholders of record at the close of business on March 25, 2003 are entitled to receive notice of and to vote at the Meeting or any adjournments thereof. A complete list of stockholders entitled to vote at the Meeting will be open for inspection by any stockholder for any purposes germane to the Meeting for ten days prior to the Meeting during ordinary business hours at the principal office of the Company, Juniper Business Plaza, 3499 Route 9 North,
Suite 3-C, Freehold, New Jersey 07728.

          The Company's board of directors would like to have as many stockholders as possible present or represented at the Meeting. If you are unable to attend in person, please vote, sign, date and return your enclosed proxy card promptly in the enclosed envelope.

                       By Order of the Board of Directors

                               /s/ EUGENE W. LANDY

                              EUGENE W. LANDY
                              President and Director
DATED: April 7, 2003

                   MONMOUTH REAL ESTATE INVESTMENT CORPORATION
              Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
                           Freehold, New Jersey 07728

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                       THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 6, 2003

                                   ----------

         The following information is furnished in connection with the Annual
Meeting of the Stockholders of Monmouth Real Estate Investment Corporation (the
"Company") to be held on Tuesday, May 6, 2003, at 4:00 p.m. local time, at the
Company's principal executive offices located at Juniper Business Plaza, 3499
Route 9 North, Suite 3-C, Freehold, New Jersey 07728 (the "Meeting"). Additional
copies of the Notice, Proxy Statement and form of proxy may be obtained by writing to the Company's Secretary, at Juniper Business Plaza, 3499 Route 9
North, Suite 3-C, Freehold, New Jersey 07728 or by calling the Company's secretary at 732-577-9997. This Proxy Statement and the accompanying proxy card will first be sent on or about April 7, 2003.

                     SOLICITATION AND REVOCATION OF PROXIES

         Any stockholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Meeting by filing with the
Secretary of the Company an instrument revoking it, by delivering a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Shares represented by properly executed proxies will be voted as specified thereon by the stockholder. Unless the stockholder specifies otherwise, such proxies will be voted FOR the proposals set forth in the Notice of Meeting.

         The Company is soliciting proxies pursuant to this Proxy Statement, and the cost of soliciting the proxies on the enclosed form will be paid by the
Company. In addition to the use of the mails, proxies may be solicited by the directors and their agents (who will receive no additional compensation therefor) by means of personal interview, telephone, facsimile or otherwise, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

                                  VOTING RIGHTS

         Only record holders of shares of the Company's Class A common stock,
$.01 par value per share ("Shares"), as of the close of business on March 25,
2003 are entitled to vote at the Meeting. As of the record date, there were issued and outstanding 14,489,536 Shares, each Share being entitled to one vote. The presence at the Meeting, in person or by properly executed proxy, of a majority of the outstanding Shares is necessary to constitute a quorum. Proxies relating to "street name" Shares that are voted by brokers will be counted as
Shares present for purposes of determining the presence of a quorum, but will not be treated as Shares having voted at the Meeting as to any proposal as to which the broker does not vote.

         To be adopted, the Reincorporation (as defined below) must receive the affirmative vote of a majority of the Shares entitled to vote. Uninstructed
Shares may not be voted on this matter. Therefore, for the purposes of this matter, abstentions and broker non-votes have the effect of negative votes. See
"Reincorporation of the Company in Maryland - Vote Required; Board
Recommendation." In addition, directors are elected by a plurality. For the purposes of this matter, abstentions and broker non-votes will not be taken into account in determining the outcome of the election. To ratify the appointment of
KPMG LLP as the Company's independent auditors, the affirmative vote of the majority of the Shares present at the meeting and entitled to vote is necessary.
Uninstructed Shares are entitled to vote on this matter. Therefore, for the purposes of this matter, abstentions have the effect of negative votes. With respect to any other business which may properly come before the Meeting and which may be submitted to a vote of the stockholders, proxies received by the
Board will be voted in the discretion of the designated proxy holders.

                                   PROPOSAL 1

                   REINCORPORATION OF THE COMPANY IN MARYLAND

General

         The Company's board of directors has unanimously approved a proposal for the Company to change its state of incorporation from Delaware to Maryland
(the "Reincorporation"). If approved by the Company's stockholders, the
Reincorporation will be accomplished by the merger (the "Merger") of the Company with and into its wholly-owned subsidiary, MREIC Maryland, Inc., a Maryland corporation ("Monmouth Maryland"). As a result of the Merger, the Company's legal domicile will be changed from Delaware to Maryland but its name will remain the same. Also as a result of the Merger, the separate existence of the
Company will cease and Monmouth Maryland, as the surviving corporation, will succeed to all the business, properties, assets and liabilities of the Company.
The Reincorporation will not, however, change the business, management or location of the principal executive offices of the Company. The Company is currently qualified as a real estate investment trust ("REIT") under the
Internal Revenue Code of 1986, as amended (the "Code"), and the Company intends to continue to operate in such a manner to maintain that qualification in the future. Monmouth Maryland was incorporated in Maryland on March 12, 2003, specifically for the purposes of the Reincorporation and has conducted no business and has no material assets or liabilities.

         The number of directors comprising the board of directors of Monmouth
Maryland will be ten initially, each of whom is currently a director of the
Company. The President of Monmouth Maryland is currently the President of the
Company. Stockholders should note that approval of the Reincorporation will constitute a ratification of all of the currently serving directors of Monmouth
Maryland.

         Upon the terms and subject to the conditions of the Agreement and Plan of Merger ("Merger Agreement") between the Company and Monmouth Maryland, at the effective time of the Merger (the "Effective Time"), each outstanding Share will be converted into one share of common stock, $.01 par value, of Monmouth
Maryland (the "Maryland Common Stock"). In addition, at the Effective Time, each outstanding option to purchase Shares will continue outstanding as a right to purchase Shares of the Maryland Common Stock upon the same terms and conditions as immediately prior to the Effective Time.

         Stockholders will not need to exchange their current certificates in connection with the Merger. The outstanding certificates representing Shares will evidence ownership of the equivalent number of shares of Maryland Common
Stock following the Merger and stockholders should retain their existing certificates. Any share transfer occurring after the Reincorporation will result in the issuance of Monmouth Maryland certificates to the participants.

         The Company's Shares are listed for trading on the Nasdaq Stock Market and trade under the symbol "MNRTA." At the Effective Time, this symbol will, without interruption, represent shares of Maryland Common Stock.

         The Company's 1997 Stock Option Plan, as amended (the "Plan"), will be continued by Monmouth Maryland following the Reincorporation. Approval of the proposed Reincorporation will constitute approval of the adoption and assumption of the Plan by Monmouth Maryland.

         Also at the Effective Time, the Company will be governed by the
Maryland General Corporation Law (the "Maryland Code"), by the Articles of
Incorporation of Monmouth Maryland (the "Maryland Charter") and by the Bylaws of
Monmouth Maryland (the "Maryland Bylaws"), which will result in certain changes in the rights of stockholders and other matters related to the Company. The most significant changes are discussed in this Proxy Statement under the caption
"Comparison of the Delaware Code, Delaware Charter and Delaware Bylaws to the
Maryland Code, Maryland Charter and Maryland Bylaws." For additional details and complete information relating to these and other changes in the rights of stockholders, please review the Merger Agreement which is attached to this proxy statement as Appendix A, the Maryland Charter which is attached to this proxy statement as Appendix B and the Maryland Bylaws which are attached to this proxy statement as Appendix C. In addition, any stockholder wishing to inspect copies of the Company's Certificate of Incorporation, as amended (the "Delaware
Charter"), and the Company's current Bylaws (the "Delaware Bylaws"), may obtain copies of these documents by sending a request to the President or Secretary of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold,
New Jersey 07728.

         The Company anticipates that the Merger will become effective as soon as reasonably practicable after stockholder approval. However, the Merger
Agreement provides that the Merger may be abandoned or deferred prior to the
Effective Time, either before or after

stockholder approval, if circumstances arise which, in the opinion of the board of directors of the Company or Monmouth Maryland, make the Merger inadvisable or its deferral advisable. In addition, the Merger Agreement may be amended at any time prior to the Effective Time, subject to certain conditions. In the event the Proposal is not adopted or the Merger is not consummated, the Company will continue to operate as a Delaware corporation, subject to Delaware's annual franchise tax and subject to the Delaware Charter and the Delaware Bylaws.

Reasons for the Merger

         The board of directors recommends that the Company become a Maryland corporation subject to the statutes of Maryland rather than Delaware for several reasons. First, the board of directors is currently considering methods of attracting additional capital in order to enhance stockholder value. This additional capital may take the form of preferred securities, convertible preferred securities, or other hybrid securities depending on the market conditions at the time of issuance. Under Delaware law and the Company's current charter, to issue such securities the Company would have to call a special stockholders' meeting to amend its charter. With the time to prepare a proxy statement and to comply with applicable state corporate and federal securities laws, obtaining the necessary stockholder approval could take up to four months.
This delay could cause the Company to miss the opportune time to market its securities. Under Maryland law and Monmouth Maryland's Charter, the board can authorize and issue any type of security negotiated with investors without the necessity of a stockholders' meeting. Therefore, being organized under Maryland law and being governed by the Maryland Charter will better enable the Company to raise capital without delay when market conditions are most favorable.

          Second, by reincorporating in Maryland the Company will be able to eliminate its annual Delaware franchise tax expenses. The State of Delaware imposes franchise taxes on Delaware corporations based on alternative formulas involving either (i) the corporation's aggregate number of shares of authorized stock; or (ii) the corporation's capital structure as compared to its assets. A
Delaware corporation may elect to be treated under the alternative that results in the lesser amount of franchise tax imposed on the corporation. The Company has always elected to be considered under the alternative formula which results in the lower franchise tax burden, however, that burden is still substantial relative to the state tax in Maryland.

         For the years ended December 31, 2002, 2001 and 2000, the Company's
Delaware franchise taxes were approximately $47,400, $40,800 and $32,200, respectively. Unlike Delaware, Maryland does not impose a franchise tax on a corporation incorporated under its laws. If the Company is reincorporated in
Maryland, the only amount payable annually to Maryland as a result of being incorporated under its laws currently would be $100 to be paid in conjunction with Maryland's annual reporting requirements. This would result in the Company saving the entire amount paid for Delaware franchise taxes which historically has been in excess of $25,000. Some of the savings anticipated during fiscal
2003 by the Reincorporation may initially be offset by expenses associated with
Reincorporation, such as filing, legal, printing and similar expenses.

         Finally, the Maryland Charter and Maryland statutes will provide the
Company with a greater ability to preserve its REIT status and to defend against an unsolicited takeover deemed not to be in the best interests of the stockholders. See "Comparison of the Delaware Code,

Delaware Charter and Delaware Bylaws to the Maryland Code, Maryland Charter and
Maryland Bylaws - Certain Anti-Takeover Effects." The board of directors believes approximately half of the publicly traded REITs are organized under
Maryland statutes, and therefore REIT investors are familiar with the Maryland statutes applicable to REITs and perceive them to be beneficial to the operation of a REIT.

Comparison of the Delaware Code, Delaware Charter and Delaware Bylaws to the
Maryland Code, Maryland Charter and Maryland Bylaws

         Although there are several differences between the Delaware General
Corporation Law (the "Delaware Code") and the Maryland Code, the board of directors does not believe that these differences will have a significant impact on the Company's day-to-day operations. A summary of certain differences between provisions affecting holders of Shares under the Delaware Code, the Delaware
Charter and the Delaware Bylaws and those affecting holders of Maryland Common
Stock under the Maryland Code, the Maryland Charter and the Maryland Bylaws is
set forth below. The identification of specific differences is not meant to indicate that other equally or more significant differences do not exist. This summary does not purport to be complete and is qualified in its entirety by reference to the Maryland Charter and Maryland Bylaws, (copies of which are attached to this proxy statement as Appendix B and Appendix C, respectively), the Delaware Charter and the Delaware Bylaws (which can be obtained from the
President or the Secretary of the Company upon request), and to the Delaware
Code and the Maryland Code. In the following discussion, the Company, a Delaware corporation, is also referred to as "Monmouth Delaware."

Authorized Capital Stock

         The authorized capital stock of Monmouth Delaware consists of
20,000,000 shares of Class A common stock, $0.01 per share, and 100,000 shares of Class B common stock, $.01 per share.

         The authorized capital stock of Monmouth Maryland consists of
25,000,000 shares, initially classified as 20,000,000 shares of Maryland Common
Stock, and 5,000,000 shares of excess stock, par value $0.01 per share
("Maryland Excess Stock"). The Maryland Excess Stock is designed to protect
Monmouth Maryland's status as a REIT under the Code. See "- REIT Related
Restrictions." In general under the Delaware Code, any change in a corporation's capitalization, including any increase or decrease in the aggregate number of shares of stock or in the number of shares of stock of any class authorized for issuance must be approved by a majority of the shares of each class entitled to vote. Under the Maryland Code and the Maryland Charter, however, the board of directors of Monmouth Maryland has the power, without action by the stockholders, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class that Monmouth Maryland has authority to issue. Also, the board of directors of Monmouth Maryland has the power to classify or reclassify any unissued capital stock including classification into a class or classes of preferred stock, preference stock, special stock or other stock and to divide or classify shares into one or more series of such class.
The board of directors of Monmouth Maryland may exercise its power to increase the number of authorized shares or to reclassify any unissued shares in connection with a merger or acquisition, a future underwritten public offering or private placement or a potential hostile takeover.

         Under the Delaware Code and the Delaware Charter, each share of Class A common stock and each share of Class B common stock is entitled to one vote.
Under the Maryland Code and the Maryland Charter, each share of Maryland Common
Stock is entitled to one vote on each matter submitted to stockholders and the
Maryland Excess Stock has no voting rights.

Stockholder Meetings

         The Delaware Bylaws provide that an annual meeting of stockholders will be held after delivery of the annual report for the prior fiscal year and within
7 months of the end of the prior fiscal year on a date and at a time and place determined by Monmouth Delaware's board of directors. The Maryland Bylaws provide that the annual meeting of stockholders of Monmouth Maryland will be held at the time and on the date during the month of April as set by the board of directors of Monmouth Maryland. Both the Delaware Bylaws and the Maryland
Bylaws provide that the presence in person or by proxy of a majority of all votes entitled to be cast constitutes a quorum at stockholder meetings.

         Under the Delaware Code, special meetings of stockholders may be called by the board of directors of a Delaware corporation or by such other person or persons as may be authorized by its certificate of incorporation or bylaws.
Stockholders of a Delaware corporation may not force a special meeting unless specifically provided for in the corporation's certificate of incorporation or bylaws. Under the Delaware Charter a special meeting of the stockholders can be called by the President, a majority of the board of directors or by the holders of a majority of the outstanding shares entitled to vote in the election of directors.

         Under the Maryland Code, special meetings of stockholders may be called by a corporation's board of directors, its president, such other persons as the charter or bylaws provide, and the holders of shares entitled to cast 25% of the votes at the special meeting (or such other percentage not greater than a majority as is specified in the charter or bylaws). The Maryland Bylaws provide that special meetings may be called by the Chairman of the Board of Monmouth
Maryland, by the President of Monmouth Maryland or by a majority of its board of directors, and must be called by its secretary upon the written request of holders of shares entitled to cast at least a majority of all votes entitled to be cast at such special meeting. A request by stockholders must state the purpose of the meeting and the matters proposed to be acted upon at the meeting.
Further, stockholders requesting the special meeting must pay the estimated costs of preparing and mailing the notice of the special meeting. The board of directors has the sole power to fix the date, place and time of the special meeting.

Preemptive Rights

         Under the Delaware Code and the Maryland Code, stockholders have preemptive rights to purchase shares only if the certificate of incorporation so provides. Neither the Delaware Charter nor the Maryland Charter provides stockholders with preemptive rights.

Stockholder Action by Written Consent

         The Delaware Code provides that, unless the articles state otherwise, a corporation can take action with respect to a matter if written consents are executed by those stockholders owning that number of shares that would be required to take the same action at a meeting of

stockholders at which all stockholders were present. The Delaware Charter, however, provides that no action may be taken by written consent without a meeting of the stockholders. Under the Maryland Code, stockholder action may be taken without a meeting only if all stockholders entitled to vote on the matter consent in writing to the action proposed to be taken.

Advance Notice Provisions

         The Delaware Bylaws contain no advance notice provisions requiring advance notice of nominations of persons for election to the board of directors or proposals of business to be conducted at an annual or special meeting. The
Maryland Bylaws, however, state that nominations of persons for election to the board of directors and the proposal of business at an annual meeting of stockholders may only be made (i) pursuant to the corporation's notice of meeting; (ii) by or at the direction of the corporation's board of directors; or
(iii) by a stockholder entitled to vote at the meeting who complies with the advance notice requirements of the Maryland Bylaws.

         Pursuant to the Maryland Bylaws, a stockholder seeking to nominate persons for election to the board of directors or propose other business to be conducted at an annual meeting of stockholders or to nominate persons for election of directors at any special meeting of stockholders called for the purpose of electing directors must provide the required notice to the Secretary of Monmouth Maryland (i) in the case of an annual meeting, generally not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting and (ii) in the case of a special meeting for the purpose of electing directors, not earlier than the 120th day prior to such special meeting and not later than the later of the 90th day prior to such special meeting or the 10th day following the day on which public disclosure was made of the date of the special meeting. The notice must contain (i)(a) in respect of proposed nominees for election to the board of directors, all information required to be disclosed in connection with solicitations of proxies pursuant to Regulation 14A of the Securities Exchange
Act of 1934 (the "Exchange Act") as to each proposed nominee and (b) in respect of proposed other business at an annual meeting of stockholders, a description of the proposed business and the reasons for conducting it at an annual meeting and (ii) as to the stockholder providing the notice, (a) the stockholder's name and address, class and number of shares; (b) in the case of a nomination for election to the board, a description of all arrangements or understandings between the stockholder and the proposed nominee; (c) in the case of proposed other business, a description of arrangements or understandings between the stockholder and any other persons in connection with the proposed other business; (d) a representation that the stockholder intends to appear in person at the meeting; and (e) any other information concerning the stockholder as would be required to be included in a proxy statement pursuant to Regulation 14A of the Exchange Act. In the case of a proposed nominee for election to the board, such notice shall also be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.
In addition, the stockholder providing such notice must be a stockholder of record at the time notice is given, on the record date for determining stockholders entitled to vote and on the meeting date.

         These provisions should not be confused with the rules governing the right of a stockholder to submit a proposal for inclusion in management's proxy statement. Those rules

are set forth in the SEC's proxy rules and are applicable to all corporations
(including Monmouth Maryland), wherever organized, that are subject to the proxy rules.

Size and Composition of the Board

         Under the Delaware Code, the number of directors is fixed by, or in the manner provided in, a corporation's bylaws unless its certificate of incorporation fixes the number of directors, in which case any change in the number of directors must be made by amendment to the certificate. A corporation must have at least one director. The Delaware Charter does not provide for a specific number of directors. The Delaware Bylaws, however, state that the board of directors must consist of at least three and not more than 15 members and give the board the power to change the number of directors at any time within these limits. The Monmouth Delaware board is currently comprised of 10 directors.

         Under the Maryland Code, a corporation must have at least one director at all times. Subject to this provision, a corporation's bylaws may alter the number of directors and authorize a majority of the entire board of directors to alter within specified limits the number of directors set by the corporation's charter or bylaws. The Monmouth Maryland board is currently comprised of 10 directors. The Maryland Bylaws provide that Monmouth Maryland's board of directors may alter the number of directors to a number not less than three or more than 15. In addition to any requirements imposed by the Nasdaq Stock Market and the Securities and Exchange Commission, the Maryland Charter requires at least three directors to be independent as defined by Section 3-802 of the
Maryland Code.

Classified Board of Directors

         The Delaware Charter does not provide for a staggered board of directors. The Maryland Charter, however, provides that the members of the board of directors shall be divided, as evenly as possible, into three classes, with approximately one-third of the directors elected by the stockholders annually.
Each director is to serve for a three year term or until his or her successor is duly elected and has qualified. Consequently, members of the boards of directors of Monmouth Maryland will serve staggered three-year terms.

         Set forth below are the names of the directors of Monmouth Maryland and the term of office for each of such persons. All such individuals presently serve as directors of Monmouth Delaware. By voting in favor of the
Reincorporation, Monmouth Delaware's stockholders will be deemed to have approved of such persons as directors of Monmouth Maryland without further action and without changes in the classes or terms.

                     Name                             Term to Expire
                     ----                             --------------
                     Ernest V. Bencivenga                  2004
                     Anna T. Chew                          2006
                     Daniel D. Cronheim                    2004

                     Matthew I. Hirsch                     2005
                     Charles P. Kaempffer                  2005
                     Eugene W. Landy                       2006
                     Samuel A. Landy                       2006
                     Cynthia J. Morgenstern                2005
                     John R. Sampson                       2004
                     Peter J. Weidhorn                     2006

Cumulative Voting

         Both the Delaware Code and the Maryland Code permit a corporation to provide for cumulative voting in its charter. Neither the Delaware Charter nor the Maryland Charter provides for cumulative voting.

Removal of Directors

         The Delaware Charter provides that directors may be removed only for cause by a vote of the majority of the outstanding Shares then entitled to vote generally in the election of directors. The Maryland Charter provides that directors may be removed only for cause by a vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Filling Vacancies

         Under the Delaware Charter, vacancies on the board of directors are filled by the remaining directors. The Delaware Code also provides that in cases where a director is elected by the board of directors, rather than the stockholders, in order to fill a vacancy on the board, the newly elected director will serve until the term of that directorship normally expires. Under the Maryland Charter, vacancies on the board of directors are filled by the remaining directors and the newly elected director serves until the term of that directorship normally expires.

Standard of Conduct for Directors

         The standards of conduct for directors of a Delaware corporation have developed through written opinions of the Delaware courts in cases decided by them. Generally, directors of Delaware corporations are subject to a duty of loyalty, a duty of care and a duty of candor to the stockholders. The duty of loyalty requires directors to refrain from self-dealing. According to the
Delaware Supreme Court, the duty of care requires "directors ... in managing the corporate affairs ... to use that amount of care which ordinarily careful and prudent men would use in similar circumstances" and the duty of candor requires directors "to disclose fully and fairly all material information within the board's control when it seeks stockholder action."

         Under Maryland law, the standard of conduct for directors is set forth in Section 2-405.1(a) of the Maryland Code, which requires a director of a
Maryland corporation to perform his or her duties in "good faith" in a manner that he or she "reasonably believes to be in the best interests of the corporation" and with the care of an "ordinarily prudent person in a like position under similar circumstances."

Limitation of Personal Liability of Directors and Officers

         Both the Delaware Code and Maryland Code permit the governing documents of a corporation to contain provisions limiting personal liability of directors to the corporation or its stockholders for money damages. In addition, the
Maryland Code permits the charter to limit officers' personal liability as well.
The Delaware Code does not permit limitation of officers' personal liability.

         The Delaware Charter limits the personal liability of each director to the fullest extent permitted by Delaware law except that, as required by the
Delaware Code, liability of directors is not limited (i) for any breach of a director's duty of loyalty to Monmouth Delaware or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (iii) under Title 8, Section 174 of the Delaware Code
(dealing with willful or negligent violation of certain statutory provisions concerning dividends and stock purchases or redemptions); and (iv) for any transaction from which the director derived an improper personal benefit.

         The Maryland Charter also contains provisions which limit the personal liability of directors to the fullest extent permitted by Maryland law. In addition, as permitted by Maryland law, the Maryland Charter also limits the personal liability of officers to the same extent as that afforded directors.
The Maryland Code, however, does not permit limitation of personal liability of directors or officers (i) for the amount of any improper benefit they actually receive or (ii) to the extent active and deliberate dishonesty on the part of the director or officer is established by a final judgment as being material to such cause of action.

Indemnification of Directors and Officers

         The Delaware Code and the Maryland Code each specify certain circumstances when a corporation must, and other circumstances when it may, indemnify its officers, directors, employees and agents against legal expenses and liabilities.

         The Delaware Code provides that a corporation may indemnify any person made a party or threatened to be made a party to any type of proceeding, other than an action by or in the right of the corporation, because he or she is or was an officer, director, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or entity, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding: (i) if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) in the case of a criminal proceeding he or she had no reasonable cause to believe that his or her conduct was unlawful.

                                       10

         A Delaware corporation may indemnify any person made a party or threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation because he or she is or was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against expenses actually and reasonably incurred in connection with such action or suit (i) if he or she acted in good faith and (ii) in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if the person is found liable to the corporation unless, in such a case, the court determines the person is entitled to such indemnification.

         A Delaware corporation is required to indemnify a director or officer who successfully defends himself or herself in a proceeding to which he or she was a party by reason of the person's service in that capacity against expenses actually and reasonably incurred by him or her. Expenses incurred by an officer or director, or other employee or agent, as deemed appropriate by the board of directors, in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

         As a condition to advancing expenses to a director or officer who is a party to a proceeding, Delaware law requires Monmouth Delaware to obtain an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to indemnification.

         The Delaware Bylaws provide that each director, officer, employee and agent of Monmouth Delaware shall be indemnified by Monmouth Delaware if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Monmouth Delaware, and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The Delaware Bylaws also provide that Monmouth Delaware may maintain insurance to protect itself and any director, officer, employee or agent against expense, liability or loss, whether or not Monmouth Delaware would have the power to indemnify such person against such expense, liability or loss under the Delaware Bylaws.

         The Maryland Code requires a corporation, unless its charter provides otherwise, which the Maryland Charter does not, to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which the person is made a party by reason of his or her service in that capacity. The Maryland Code permits a corporation to indemnify its present and former directors and officers, among others, in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that: (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

                                       11

         The indemnity may cover judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director or officer in connection with the proceeding; provided, however, that if the proceeding is one by or in the right of the Maryland corporation, indemnification is not permitted with respect to any proceeding in which the director or officer has been adjudged to be liable to the corporation. In addition, a director or officer of a Maryland corporation may not be indemnified with respect to any proceeding charging improper personal benefit to the director or officer in which the director or officer was adjudged to be liable on the basis that personal benefit was improperly received. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent or an entry of an order of probation prior to judgment creates a rebuttable presumption that the director or officer did not meet the requisite standard of conduct required for permitted indemnification. The termination of any proceeding by judgment, order or settlement, however, does not create a presumption that the director or officer did not meet the requisite standard of conduct for permitted indemnification.

         As a condition to advancing expenses to a director or officer who is a party to a proceeding, Maryland law requires Monmouth Maryland to obtain a written affirmation from the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by
Monmouth Maryland and a written statement by or on his or her behalf to repay the amount paid or reimbursed by Monmouth Maryland if it is ultimately determined that the standard of conduct was not met.

         The Maryland Charter provides that, to the fullest extent permitted by
Maryland law, Monmouth Maryland will indemnify and advance expenses to a director or officer of Monmouth Maryland. The Maryland Charter also provides that Monmouth Maryland may indemnify other employees and agents to the extent authorized by Monmouth Maryland's board of directors or the Maryland Bylaws. The
Maryland Bylaws do not authorize any such indemnification for non-director, non-officer employees or agents. The Maryland Bylaws also provide that Monmouth
Maryland may maintain insurance to protect any director or officer against expense, liability or loss, whether or not Monmouth Maryland would have the power to indemnify such person against such expense, liability or loss under the
Maryland Bylaws.

Dividends

         Both the Delaware Code and the Maryland Code provide that a corporation may pay dividends to its stockholders from time to time as authorized by the board of directors. The Delaware Code permits the payment of dividends out of a corporation's surplus or, if there is no surplus, out of net profits for the current or preceding fiscal year. No dividends may be declared, however, if the capital of the corporation has been diminished to an amount less than the aggregate amount of capital represented by issued and outstanding stock having a preference in distribution. The Delaware Code also provides that the directors of a corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose or may abolish any such reserve.

         The Maryland Code states that no dividend or other distribution may be made if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or
(ii) the corporation's total assets would be less than the sum of the corporation's total liabilities plus, unless the corporation's charter provides

                                       12

otherwise, which the Maryland Charter does not, the amounts payable to stockholders having preferential rights to assets in the event of dissolution of the corporation. The Maryland Bylaws provide that, before payment of any dividends, there may be set aside out of any funds of the corporation available for dividends or other distributions such sum or sums as the board of directors may from time to time, in its absolute discretion, determine proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the corporation or for such other purpose as the board of directors shall determine to be in the best interest of the corporation, and the board of directors may modify or abolish any such reserve.

Charter Amendments

         The Delaware Code provides that an amendment to a certificate of incorporation may be adopted by a resolution of the board of directors and approved by the stockholders. Unless a higher vote is required by the certificate of incorporation, an amendment to a certificate of incorporation may be approved by a majority of the votes of each class entitled to vote. The
Delaware Charter generally provides that the Company reserves the right to amend or repeal any provision in the Delaware Charter in the manner provided by
Delaware law. However, provisions concerning directors, the removal of directors, actions of stockholders, special stockholder meetings, transfer restrictions and redemption of shares, the bylaws, and business combinations may not be amended, repealed or rescinded except by a vote of stockholders of not less than 70% of the shares entitled to vote in the election of directors;
provided, however, that the foregoing does not apply if the amendment is approved by the board of directors and by a majority of all continuing directors.

         In general under the Maryland Code, amendments to a corporation's articles of incorporation must be approved by the board of directors and by the stockholders by the vote of at least two-thirds of the votes entitled to vote thereon. Under the Maryland Code, certain charter amendments may be effected solely by the board of directors, such as an amendment changing the name of a corporation or an amendment increasing or decreasing the number of authorized shares of stock (see "- Authorized Capital Stock").

Amendments to Bylaws

         The Delaware Charter provides that Monmouth Delaware's board has the power to amend, adopt or repeal the Delaware Bylaws to the extent the board deems necessary to comply with the REIT provisions of the Code, or to the extent such authority is expressly granted to the board of directors by the Delaware
Bylaws. Pursuant to the Delaware Code, the fact that the Delaware Bylaws give the board such power does not divest or limit the stockholders' power to adopt, amend or rescind the Delaware Bylaws. The Maryland Charter and the Maryland
Bylaws provide that the Maryland Bylaws may be amended or repealed, and new bylaws adopted, only by the board of directors of Monmouth Maryland.

Inspection of Books and Records

         Under the Delaware Code, any stockholder may submit a written demand to inspect and copy a corporation's stock ledger, a list of its stockholders and its other books and records. The

                                       13

written demand must state the purpose for inspection which is reasonably related to the demanding stockholder's interest as a stockholder.

         Under the Maryland Code, any person or group of persons who has been a stockholder of record for a minimum of six months and who owns, individually or collectively, at least 5% of a corporation's outstanding shares has a right to
(i) inspect the corporation's books of account and stock ledger; (ii) present to any officer or resident agent of the corporation a written request for a statement of its affairs; and (iii) in the case of any corporation that does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of the corporation a written request for a list of its stockholders. Additionally, under the Maryland Code, any stockholder may inspect and copy, during usual business hours, the corporation's bylaws, minutes of the proceedings of stockholders, annual statements of affairs and any voting trust agreements on file at the corporation's principal office and has the right to request the corporation to provide a sworn statement showing all securities issued and all consideration received by the corporation for such securities within the preceding 12 months.

Appraisal Rights

         Under both Delaware and Maryland law, stockholders in certain circumstances have the right to dissent from certain corporate transactions and to receive an appraisal of the value of their shares, provided that statutory procedures are followed. As permitted by Maryland law, however, the Maryland
Charter provides that stockholders do not have dissenters' rights of appraisal, unless a majority of the entire board of directors determines otherwise. The
Reincorporation does not trigger any appraisal rights. See "- Dissenting
Stockholders' Rights of Appraisal."

         In cases where appraisal rights are available, both the Delaware Code and the Maryland Code provide that a stockholder exercising his or her right to dissent may demand payment in cash for his or her shares equal to their fair value, excluding any appreciation or depreciation in anticipation of the transaction (although under the Maryland Code such appreciation or depreciation may be included in determining fair value if its exclusion would be inequitable). Under the Delaware Code, fair value is determined by the Court of
Chancery. Under the Maryland Code, fair value is determined by agreement with the corporation or, if an agreement cannot be reached, by an appropriate court upon the petition of the surviving corporation or the dissenting stockholder.

         Under the Delaware Code, appraisal rights to stockholders are available only in a merger or consolidation and only to stockholders who have not voted in favor of the merger or consolidation. The stockholder must also file a written demand for appraisal prior to the stockholder vote on the merger or consolidation. Under the Delaware Code, appraisal rights are not available in respect to transactions involving the sale, lease, exchange or other disposition of all or substantially all of a corporation's assets nor amendments to the certificate of incorporation. If a majority of the board decides to grant appraisal rights in a particular transaction, the Maryland Code provides that stockholders are entitled to appraisal rights in connection with (i) a merger or consolidation; (ii) a share exchange; (iii) a transfer of assets requiring stockholder approvals; (iv) a business combination governed by Section 3-602 of the Maryland Code (see "- Business Combination Statutes"); (v) an amendment to the charter that

                                       14

alters the contract rights of any outstanding stock and substantially adversely affects stockholder rights if the right to do so is not reserved in the charter.
These rights are available only when the stockholder files a timely written objection to the transaction, does not vote in favor of the transaction and makes demand on the successor within 20 days for payment for his or her stock.

         Under the Delaware Code, there are no appraisal rights for shares which, at the record date for the meeting at which a merger or consolidation is to be approved, are listed on a national securities exchange or are held of record by more than 2,000 stockholders, except that appraisal rights are available if the merger or consolidation agreement requires that stockholders receive anything other than (i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than
2,000 stockholders; (iii) cash in lieu of fractional shares of the corporations described in the foregoing clauses (i) and (ii); or (iv) any combination of (i),
(ii) and (iii). Additionally, appraisal rights are not generally available in respect of mergers effected pursuant to Section 253 of the Delaware Code
(concerning mergers with a subsidiary, at least 90% of which is owned by the parent). See "- Dissenting Stockholders' Rights of Appraisal."

         Under the Maryland Code, there are no appraisal rights if (i) the stock is listed on a national securities exchange or is designated as a national market system security on an interdealer quotation system by the National
Association of Securities Dealers, Inc.; (ii) the stock in question is that of the successor in the merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor, cash, scrip or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor; (iii) the stock is not entitled to vote on the transaction; (iv) the charter provides the stockholders are not entitled to appraisal rights; or (iv) the stock is that of an open-end investment company registered under the Investment Company Act of 1940, as amended, and the value placed on the stock in the transaction is its net asset value.

Extraordinary Transactions

         Under the Delaware Code, unless otherwise provided in a corporation's certificate of incorporation and except for certain business combinations with interested stockholders which are prohibited and subjected to certain super majority voting requirements (see "- Business Combination Statutes"), a sale or disposition of all or substantially all of a corporation's assets, a merger or consolidation of the corporation with another corporation or a dissolution of the corporation generally requires the affirmative vote of the board of directors plus, with certain exceptions, the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

         Under the Maryland Code, unless the charter provides otherwise, a sale, lease, transfer or exchange of all or substantially all of a corporation's assets not in the ordinary course of business or a merger, consolidation or share exchange involving the corporation generally requires approval by a two-
thirds vote of the shares of the corporation entitled to vote thereon. In addition, Subtitle 6 of the Maryland Code prohibits certain business combinations with interested

                                       15

stockholders and imposes certain super majority voting requirements in respect of certain business combinations with interested stockholders. See "- Business
Combination Statutes."

Business Combination Statutes

         Both the Delaware Code and the Maryland Code contain business combination statutes that contain certain prohibitions and super majority voting requirements for certain business combinations with interested stockholders.
Both statutes have anti-takeover effects; however, the Maryland statute is more restrictive than the Delaware statute in terms of its anti-takeover effects.
Both are discussed below.

         Under the Delaware Code, an "interested stockholder" (defined generally as a person owning 15% or more of a corporation's outstanding voting stock) is prohibited from engaging in a "business combination" with a Delaware corporation for three years following the date such person became an interested stockholder.
The term "business combination" includes among other things, a merger, consolidation, sale of assets or share exchange. The three-year moratorium may be avoided if: (i) before such person became an interested stockholder, the board of directors of the corporation approved either the business combination or the transaction in which the interested stockholder became an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the stockholder owned at least
85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares held by directors who are also officers of the corporation and by employee stock ownership plans that do not provide employees with the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (iii) on or following the date on which such person became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders (not by written consent) by the affirmative vote of the stockholders of at least 66 2/3% of the outstanding voting stock of the corporation not owned by the interested stockholder.

         The business combination restrictions described above will not apply to a Delaware corporation if, among other things, (i) the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by the statute; (ii) the corporation by action of the holders of a majority of the voting stock of the corporation approves an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by the statute, which amendment will not be applicable to any business combination with a person who was an interested stockholder at or prior to the time of the amendment; or (iii) the corporation does not have a class of voting stock that is (a) listed on a national securities exchange, (b) authorized for quotation on an interdealer quotation system of the National Association of Securities
Dealers, Inc. or a similar quotation system; or (c) held of record by more than
2,000 stockholders (unless an interested stockholder transaction prompted any of the foregoing results). These provisions of the Delaware Code also do not apply to business combinations with an interested stockholder when such combination is proposed after the public announcement of, and before the consummation or abandonment of a merger or consolidation, a sale of 50% or more of the aggregate market value of the assets of the corporation on a consolidated basis or the aggregate market value of all outstanding shares of the corporation, or a tender offer for 50% or more of the outstanding voting shares of the corporation, if the triggering transaction is with or by a

                                       16

person who either was not an interested stockholder during the previous three years or who became an interested stockholder with the approval of the board, and if the transaction is approved or not opposed by a majority of the current directors who were also directors prior to any person becoming an interested stockholder during the previous three years.

         In addition to the Delaware Code, the Delaware Charter contains provisions that govern business transactions with related persons. The Delaware
Charter generally provides, with certain exceptions, that the affirmative vote of 70% of the shares entitled to vote in the election of directors is required for certain business combinations with certain related persons. However, the affirmative vote of 70% of the shares entitled to vote in the election of directors is not required if the business combination is expressly approved by both the board of directors and a majority of all continuing directors or the business combination involves cash or other consideration being received by the stockholders and certain fair market value conditions are met. Further, a majority of the continuing directors has the power to determine whether a person, voting stock, assets or series of transactions meet the criteria of a business combination as defined in the Delaware Charter.

         The Maryland Code prohibits, with certain exceptions, certain "business combinations" (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an "interested stockholder."
Interested stockholders (i) are persons who beneficially own 10% or more of the voting power of the corporation's shares or (ii) are affiliates or associates of the corporation who, at any time within the two-year period prior to the date in question, were the beneficial owner of 10% or more of the voting power of the corporation's shares. Such business combinations are prohibited for 5 years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding voting shares of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of outstanding voting shares of the corporation other than shares held by the interested stockholder or an affiliate or associate of the interested stockholder with whom the business combination is to be effected, unless, among other things, the corporation's stockholders receive a minimum price for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares.
These provisions of the Maryland Code do not apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the interested stockholder becomes an interested stockholder. The Maryland Charter expressly adopts the business combination provisions of the Maryland Code, but explicitly states that these provisions do not apply to any transaction with United Mobile Homes, Inc. or
Monmouth Capital Corporation, which are affiliates of Monmouth Maryland.

Control Share Statute

         The Maryland Code provides that, with certain exceptions, "control shares" of a corporation acquired in a "control share acquisition" have no voting rights except to the extent approved by the affirmative vote of two-thirds of the stockholders, excluding shares of stock owned by the acquiring person or by officers or directors who are employees of the corporation.

                                       17

"Control shares" are shares of voting stock which, if aggregated with all other such shares previously acquired by such a person, would entitle the acquiring person to exercise voting power in electing directors within one of the following ranges of voting power: (i) 10% or more but less than 33 1/3%, (ii) 33
1/3% or more but less than a majority, or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval.
A "control share acquisition" means, subject to certain exceptions, the acquisition of, ownership of or the power to direct the exercise of voting power with respect to, control shares.

         A person who has made or proposes to make a control share acquisition, upon satisfaction of various conditions (including an undertaking to pay expenses), may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand therefore to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders' meeting.

         If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or of any meeting of stockholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a stockholders' meeting and the acquiring person becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid in the control share acquisition, and certain limitations and restrictions otherwise applicable to the exercise of dissenters' appraisal rights do not apply in the context of a control share acquisition.

         The Maryland control share acquisition statute does not apply to stock acquired in a merger, consolidation or stock exchange if the corporation is a party to the transaction, or to acquisitions previously approved or exempted by a provision in the charter or bylaws of the corporation adopted before the acquisition of stock.

         As permitted under the Maryland Code, the Maryland Bylaws contain a provision opting out of the Maryland control share acquisition statute.

         The Delaware Code contains no similar provisions regarding control shares.

Dissolution

         Under the Delaware Code, a corporation may be dissolved if (i) the board of directors of the corporation, by resolution adopted by a majority of the entire board of directors at any meeting called for that purpose, deems such dissolution advisable and (ii) a majority of the outstanding stock of the corporation votes for the proposed dissolution at a stockholders meeting called for the purpose of acting upon such resolution. Dissolution of a corporation may also be authorized without action by the board of directors if all stockholders entitled to vote thereon shall consent in writing.

                                       18

         The Maryland Code permits the dissolution of a corporation if (i) the board of directors adopts by a majority vote of the entire board a resolution advising dissolution and (ii) the dissolution is approved by the affirmative vote of not less than two-thirds of all votes entitled to be cast on the matter.

Judicial Dissolution

         Under both the Delaware Code and the Maryland Code, if a deadlock of the directors precludes corporate action, or if a division of the stockholders makes election of directors impossible, stockholders are permitted to seek a judicial dissolution. Under the Delaware Code, the Court of Chancery may appoint a custodian or receiver, while under the Maryland Code, a court of equity may grant a dissolution. Such action under the Delaware Code may be instituted by any stockholder. Under the Maryland Code, involuntary dissolution by judicial order may be sought only by stockholders entitled to cast at least 25% of the votes entitled to be cast in the election of directors. However, when the individuals in control of the corporation are alleged to be acting illegally, oppressively or fraudulently, or when the division among stockholders is so severe that for a period which includes two consecutive meeting dates the stockholders have failed to elect successors to directors whose terms should have expired, any stockholder entitled to vote in the election of directors may petition for dissolution.

Liquidation Rights

         Under the Delaware Charter, the Class A common stock is entitled to all assets allocated to the holders of common stock in liquidation, generally, and the Class B stock has no rights to any assets upon liquidation. Under the
Maryland Charter, the Maryland Common Stock and the Maryland Excess Stock are
entitled to all of the assets of Monmouth Maryland upon liquidation, subject to any preferential rights granted to any capital stock of Monmouth Maryland.

Payment for Stock

         The Delaware Code provides that future labor or services do not constitute payment for stock or convertible securities. The Maryland Code allows a contract for future labor to constitute consideration for the issuance of stock.

REIT Related Restrictions

         For the Company to qualify as a REIT under the Code, the Company must satisfy a number of statutory requirements, including a requirement that no more than 50% in value of its outstanding shares of stock may be owned, actually or constructively, by five or fewer individuals (as defined by the Code to include certain entities) during the last half of a taxable year (other than the first taxable year of REIT status). In addition, if the Company, or an actual or constructive owner of 10% or more of the Company, actually or constructively owns 10% or more of a tenant of the Company (or a tenant of any partnership in which the Company is a partner), the rent received by the Company (either directly or through any such partnership) from such tenant will not be qualifying income for purposes of the REIT gross income tests of the Code. The
Company's capital stock must also be beneficially owned by 100 or more persons during at least 335 days of a taxable year of twelve months or during a proportionate part of a shorter taxable year.

                                       19

         Because the Company expects to qualify as a REIT, both the Delaware
Charter and the Maryland Charter contain provisions, including stock transfer limitations, designated to protect the Company's status as a REIT. The Delaware
Charter provides Monmouth Delaware with the power to prevent the transfer of
Shares or to redeem a number of Shares at a price generally equal to the last reported sale price of the shares on the Nasdaq Stock Market on the last day prior to the redemption date, sufficient in the opinion of the board of directors to maintain or bring the stock ownership of Monmouth Delaware into conformity with the REIT provisions of the Code. The Company's board of directors has also passed a resolution stating that any transfer of Shares that results in a person owning, directly or indirectly, in excess of 9.8% of the outstanding Shares shall be void and of no effect.

          The Maryland Charter likewise contains limitations to protect Monmouth
Maryland's status as a REIT. Under the Maryland Charter, any person who acquires or attempts to acquire shares of Maryland Equity Stock (as defined in the
Maryland Charter) in violation of the ownership limitations and transfer restrictions must give written notice to Monmouth Maryland. In addition, every stockholder of more than 5% of the number or value of outstanding Maryland
Equity Stock must give written notice to Monmouth Maryland of the number of shares of Maryland Equity Stock beneficially or constructively owned. Under the
Maryland Charter, if a transfer of the capital stock of Monmouth Maryland or a change in the capital structure of Monmouth Maryland would result in (i) any person (as defined in the Maryland Charter) directly or indirectly acquiring beneficial ownership of more than 9.8% of the capital stock of Monmouth
Maryland; (ii) the outstanding capital stock of Monmouth Maryland being constructively or beneficially owned by fewer than 100 persons; or (iii)
Monmouth Maryland being "closely held" within the meaning of Section 856 of the
Code or otherwise failing to qualify as a REIT under the Code, then: (a) the board of directors of Monmouth Maryland may take any action it deems advisable to refuse to give effect to, or to prevent, such transfer; (b) any proposed transfer will be void ab initio and will not be recognized by Monmouth Maryland;
(c) Monmouth Maryland will have the right to redeem the shares proposed to be transferred at a price equal to the lesser of the price per share paid in the transaction which created the violation and the last reported sales price on the
Nasdaq Stock Market on the trading date immediately prior to the date Monmouth
Maryland gives notice of redemption; and (d) the shares proposed to be transferred will be automatically converted into and exchanged for shares of a separate class of stock, the Maryland Excess Stock, having no voting rights.
Holders of Maryland Excess Stock do have certain rights in the event of any liquidation, dissolution or winding up of the corporation. The Maryland Charter further provides that the Maryland Excess Stock will be held by a trustee appointed by Monmouth Maryland in trust (i) for the person or persons to whom the shares are ultimately transferred, until such time as the shares are re-transferred to a person or persons in whose hands the shares would not be
Maryland Excess Stock and certain price-related restrictions are satisfied and
(ii) with respect to dividend rights (and rights to funds in excess of the amounts paid to the holder) for the benefit of a charitable beneficiary appointed by Monmouth Maryland. The board of directors of Monmouth Maryland may, in its sole and absolute discretion, exempt certain persons from the ownership limitations contained in the Maryland Charter if ownership of shares of Equity
Stock by such persons would not disqualify Monmouth Maryland as a REIT under the
Code.

                                       20

Advisor

          Under both the Delaware Bylaws and the Maryland Bylaws, the board of directors is authorized to appoint, employ or contract with an advisor to administer and regulate the operations of the Company, to act as agent for the
Company, to execute documents on behalf of the Company and to make executive decisions conforming to the general policies and principals established by the board of directors. The board of directors is authorized to determine the terms and compensation of the advisor. However, any determination to employ or contract with any advisor that is director or an affiliate of a director must be approved by a majority of the unaffiliated directors.

Certain Anti-Takeover Effects

         The Delaware Charter currently contains provisions which may be viewed as having anti-takeover effects. For example, stockholders of the Company do not have cumulative voting rights in the election of directors. Further, under the
Delaware Charter directors can only be removed for cause. The Delaware Charter also provides for a 70% stockholder vote to amend certain provisions of the
Delaware Charter. The Company currently has authorized but unissued shares of its Class B common stock that could also be issued in such a way as to have anti-takeover effects.

         The Maryland Charter and the Maryland Bylaws also contain provisions that may be deemed to have anti-takeover effects. For example, the Maryland
Charter (i) does not allow for cumulative voting by stockholders; (ii) provides for a classified board of directors, and (iii) contains limitations on the amount of securities of Monmouth Maryland any person can own. In addition, the
Maryland Bylaws contain provisions that (i) give the board of directors the exclusive power to fill vacancies on the board and provide that any director so appointed will serve for the remaining term of that directorship; (ii) give the board the exclusive power to determine the numbers of directors; (iii) require advance notice of any stockholder nominations for director and proposals of business by stockholders to be conducted at the meeting; (iv) limit stockholders' ability to call a special meeting; (v) give the board of directors the exclusive power to amend the Maryland Bylaws; (vi) require approval of two-thirds of the shares to remove directors for cause; (vii) require the board of directors to have at least three independent directors as defined by Section
3-802 of the Maryland Code to which allows Monmouth Maryland to opt into certain statutory anti-takeover provisions; and (viii) specifically opt-into the business combination provisions of the Maryland Code (with the exception that such provisions do not apply to transactions with United Mobile Homes, Inc. or
Monmouth Capital Corporation, which are affiliates of Monmouth Maryland).
Additionally, the Maryland Charter provides that the board of directors may authorize additional shares of capital stock and may classify or reclassify only unissued capital stock, including classification into shares of preference stock, without stockholder action. Such stock could be issued in such a way as to have anti-takeover effects.

         Anti-takeover provisions in the Delaware and Maryland statutes and in the corporate governance structure of both Monmouth Delaware and Monmouth
Maryland can impede a hostile takeover and give the corporation's board of directors a stronger bargaining position and additional time to negotiate a better price or a better alternative transaction for stockholders, as opposed to either accepting or permitting by inaction a transaction based on the takeover terms

                                       21

proposed by the offeror. Such anti-takeover provisions may have the effect, however, of discouraging or frustrating offers that a number of stockholders would be willing to accept.

Federal Income Tax Consequences of the Reincorporation

         The Reincorporation is intended to be tax-free under the Code.
Accordingly, the Company believes that no gain or loss will be recognized by the holders of the Shares as a result of the Merger, that no gain or loss will be recognized by Monmouth Delaware or by Monmouth Maryland as a result of the
Merger, and that Monmouth Maryland will succeed, without adjustment, to the tax attributes of Monmouth Delaware. The Company believes that each stockholder will have the same basis in the stock of Monmouth Maryland received in the Merger as in the Shares held immediately prior to the time the Merger becomes effective and the holding period of the stock of Monmouth Maryland will include the period during which the corresponding Shares were held; provided, however, that such corresponding Shares were held as a capital asset at the time of the effectiveness of the Merger. The Company has not obtained, and does not intend to obtain, a legal opinion or ruling from the Internal Revenue Service with respect to the tax consequences of the Reincorporation.

         The Company believes that no gain or loss should be recognized by the holders of outstanding options to purchase Shares, so long as (i) such options
(a) were originally issued in connection with the performance of services by the optionee and (b) lacked a readily ascertainable value (for example, were not actively traded on an established market) when originally granted and (ii) the options to purchase the Maryland Common Stock into which the Company's outstanding options will be converted in the Reincorporation also lack a readily ascertainable value when issued.

         The foregoing is only a summary of certain federal income tax consequences. Stockholders and option holders should consult their own tax advisors as to the effect of the Merger on their ownership of Shares, including the affect under applicable state or local tax laws.

Accounting Treatment of the Merger

         The Merger is expected to be characterized as and treated as if it were a "pooling of interests" (rather than a "purchase") for financial reporting and related purposes, with the result that the historical accounts of Monmouth
Delaware will be combined for all periods and presented as the historical results of Monmouth Maryland.

Dissenting Stockholders' Rights of Appraisal

         Pursuant to Section 253 of the Delaware Code, appraisal rights are generally not available to stockholders when two corporations merge if one of them owns at least 90% of the other's outstanding shares of each class of stock.
Because the Company owns 100% of all outstanding shares of Monmouth Maryland and
Monmouth Maryland is organized under the laws of Maryland, no appraisal rights are available in connection with the Merger.

                                       22

Possible Disadvantages of the Reincorporation

          Despite the belief of the board of directors that the Reincorporation is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions in the Maryland Charter, the Maryland
Bylaws and under Maryland Code have not yet received extensive scrutiny and interpretation by the Maryland courts. The Delaware Code is widely regarded as the most extensive and well-defined body of corporate law in the United States.
Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law. The board of directors, however, believes Maryland law will provide the Company with the comprehensive, flexible structure which it needs to operate effectively.

Vote Required; Board Recommendation

         To be adopted the Reincorporation must receive the affirmative vote of the majority of the Shares entitled to vote. If you hold your Shares in "street name" through a broker or other nominee, your broker or nominee is not permitted to exercise voting discretion with respect to the Reincorporation. Therefore, your broker will not vote your Shares unless you provide instructions on how to vote. You should instruct your broker how to vote your Shares by following the directions your broker provides. If you do not provide instructions to your broker, your Shares will not be voted and this will have the same effect as a vote against the Proposal to approve the Reincorporation. Also, abstentions will have the effect of votes against the Reincorporation Proposal. The persons named as proxies in the accompanying proxy intend to vote in favor of the
Reincorporation. A vote for the Reincorporation proposal will constitute (1)
approval of the change in the Company's state of incorporation from Delaware to
Maryland through a Merger of Monmouth Delaware into Monmouth Maryland, (2)
approval of the Maryland Charter, (3) approval of the Maryland Bylaws, (4)
ratification of all of Monmouth Maryland's directors, and (5) approval of all other aspects of the Reincorporation, including the adoption of the Plan by
Monmouth Maryland and issuance of options to purchase shares of Monmouth
Maryland common stock in exchange for options to purchase shares of Monmouth
Delaware.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL
OF THE PROPOSAL TO REINCORPORATE THE COMPANY IN THE STATE OF MARYLAND.

                                   PROPOSAL 2

                              ELECTION OF DIRECTORS

          Ten persons have been nominated to serve on the board of directors of the Company. Your proxy will be voted for the election of the ten nominees named in this proxy statement, all of whom are members of the present board of directors, to serve for a one-year term, unless you specifically withhold your authority. All nominees have agreed to serve, if elected, for the new term. If for any reason any of the ten nominees becomes unavailable for election, your proxy will be voted for any substitute nominee who may be selected by the board of directors prior to or at the meeting, or, if no substitute is selected by the board of directors, for a motion to reduce the membership of the board of directors to the number of the nominees who are available to serve. In the event the membership of the board of directors is reduced, it is anticipated that it would be restored to the original number at the next annual meeting. In the event a vacancy occurs on the board of directors after the Meeting, the Delaware
Bylaws provide that any such vacancy will be filled for the unexpired term by a majority vote of the remaining directors. The Company has no knowledge that any of the ten nominees will become unavailable for election.

         Your proxy cannot be voted for a greater number of persons than the nominees named.

         Some of the nominees for director are also officers of the Company and/or officers and/or directors of other companies, including Monmouth Capital
Corporation and United Mobile Homes, Inc., both publicly-owned affiliates of the
Company. In addition, the officers and directors of the Company may engage in real estate transactions for their own account, which transactions may also be suitable for the Company. In most respects, the activities of the Company,
United Mobile Homes, Inc. and Monmouth Capital Corporation are not in conflict, but rather complement each other. However, the activities of the officers and directors of the Company on behalf of the other companies, or for their own account, may on occasion conflict with those of the Company and deprive the
Company of favorable opportunities. It is the opinion of the officers and directors of the Company that there have been no conflicting transactions since the beginning of the last fiscal year.

Committees of the Board of Directors and Meeting Attendance

         The board of directors had five meetings during the last fiscal year.
No director attended fewer than 75% of the meetings of the entire board or of the committees on which he or she served.

         The board of directors has a standing Audit Committee, Stock Option
Committee and Compensation Committee. The Company does not have a standing
Nominating Committee.

         The Audit Committee, which recommends to the directors the independent public accountants to be engaged by the Company and reviews with management the
Company's internal accounting procedures and controls, had two meetings, including telephone meetings, during the last fiscal year. Charles P. Kaempffer,
Matthew I. Hirsch, and Peter Weidhorn, all of whom are outside directors, serve on the Audit Committee.

                                       24

         The Stock Option Committee, which administers the Company's 1997 Stock
Option Plan, had one meeting during the last fiscal year. Daniel D. Cronheim,
Matthew I. Hirsch, and John Sampson serve on the Stock Option Committee.

         The Compensation Committee, which makes recommendations to the entire board of directors concerning executive compensation, had one meeting during the last fiscal year. Daniel D. Cronheim and Matthew I. Hirsch serve on the
Compensation Committee.

          Cronheim Management Services received the sum of $245,597 in fiscal
2002 for management fees. Effective August 1, 1998, the Company entered into a new management contract with Cronheim Management Services. Under this contract,
Cronheim Management Services receives a management fee of 3% of gross rental income on certain of the Company's properties for management fees. Cronheim
Management Services provides sub-agents as regional managers for the Company's properties and compensates them out of this management fee. Management believes that the aforesaid fees are no more than what the Company would pay for comparable services from an unrelated third party.

                                         Nominees for Directors

                                     Present Position with the Company; Business
                                      Experience During Past Five Years; Other                     Director
            Nominee        Age                    Directorships                                     Since
            -------        ---    ---------------------------------------------------              --------

Ernest V. Bencivenga       84     Treasurer (1968 to present) and Director.  Financial               1968
                                  consultant to the Company (1976 to present); Treasurer and
                                  Director (1961 to present) and Secretary (1967 to present) of
                                  Monmouth Capital Corporation, an affiliate of the Company;
                                  Director (1969 to present) and Secretary/Treasurer (1984 to present) of United Mobile Homes, Inc., an affiliate of the
                                  Company.

Anna T. Chew               44     Controller (1991 to present) and Director.  Certified Public       1993
                                  Accountant; Controller (1991 to present) and Director (1994 to present) of Monmouth Capital Corporation, an affiliate of the Company; Vice President and Chief Financial Officer (1995
                                  to present) and Director (1994 to present) of United Mobile
                                  Homes, Inc., an affiliate of the Company.

                                       25

                                     Present Position with the Company; Business
                                      Experience During Past Five Years; Other                     Director
            Nominee        Age                    Directorships                                     Since
            -------        ---    ---------------------------------------------------              --------

Daniel D. Cronheim         48     Director.  Attorney at Law (1982 to present); Executive Vice       1989
                                  President (1989 to present) and General Counsel (1983 to
                                  present) of David Cronheim Company; President (1997 to
                                  present) of David Cronheim Mortgage Company; President (2000 to present) of Cronheim Management Services, Inc.; and
                                  Director (2000 to present) of Hilltop Community Bank.

Matthew I. Hirsch          43     Director.  Attorney at Law (1985 to present); Adjunct              2000
                                  Professor of Law (1993 to present), Widener University School of Law.

Charles P. Kaempffer       65     Director.  Director (1970 to present) of Monmouth Capital          1974
                                  Corporation, an affiliate of the Company; Director (1969
                                  to present) of United Mobile Homes, Inc., an
                                  affiliate of the Company; Vice Chairman and Director (1996 to
                                  present) of Community Bank of New Jersey.

Eugene W. Landy            69     President (1968 to present) and Director.  Attorney at Law;        1968
                                  President and Director (1961 to present) of Monmouth Capital
                                  Corporation, an affiliate of the Company; Chairman of the
                                  Board (1995 to present), President (1969 to 1995) and
                                  Director (1969 to present) of United Mobile Homes, Inc., an affiliate of the Company.

Samuel A. Landy            42     Director.  Attorney at Law (1985 to present); President (1995      1989
                                  to present), Vice President (1991 to 1995) and Director (1992 to present) of United Mobile Homes, Inc., an affiliate of the
                                  Company; Director (1994 to present) of Monmouth Capital
                                  Corporation, an affiliate of the Company.

Cynthia J. Morgenstern     33     Executive Vice President (2001 to present) and Director (2002      2002
                                  to present).  Vice President (1996 to 2001) Summit Bank,
                                  Commercial Real Estate Division, a regional commercial bank.

                                       26

                                         Nominees for Directors

                                     Present Position with the Company; Business
                                      Experience During Past Five Years; Other                     Director
            Nominee        Age                    Directorships                                     Since
            -------        ---    ---------------------------------------------------              --------

John R. Sampson            48     Director.  Senior Portfolio Manager (1998 to present) at Fox       2001
                                  Asset Management, Inc., a registered investment advisor that manages equity, fixed income and balanced portfolios;
                                  Principal (1995 to 1998) at Pharos Management and Principia
                                  Partners LLC, which specialize in fixed income consulting and research for the securities industry.

Peter J. Weidhorn          55     Director.  Director (2000 to present) of Real Estate               2001
                                  Management/Acquisitions at Kushner Companies, a company that develops, owns and manages commercial and residential real estate; Director (1994 to 1997) of Monmouth Capital
                                  Corporation, an affiliate of the Company; Chairman of the
                                  Board, President and Director (1998 to 2000) of WNY Group,
                                  Inc., a real estate investment trust; Director (2002 to
                                  present) of BNP Residential Properties, Inc., a real estate investment trust specializing in the ownership and operation of apartment communities; Director (2003 to present)
                                  Community Development Trust; Trustee of CentraState
                                  Healthcare Foundation; Treasurer and Trustee of the Union of
                                  American Hebrew Congregations.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION TO THE
                   BOARD OF DIRECTORS EACH PERSON NAMED ABOVE

                                       27

                                   PROPOSAL 3
                    RATIFICATION OF INDEPENDENT AUDITORS

         The board of directors recommends approval of the ratification of the appointment of KPMG LLP as independent auditors for the Company for the year ending September 30, 2003. KPMG LLP has served as independent auditors of the
Company since 1994. There are no affiliations between the Company and KPMG LLP, its partners, associates or employees, other than its employment as independent auditors for the Company. KPMG LLP informed the Company that it has no direct or indirect financial interest in the Company. The Company expects a representative of KPMG LLP to be present at the Meeting either to make a statement or to respond to appropriate questions.

         The ratification of the appointment of the independent auditors must be by the affirmative vote of a majority of the votes cast at the Annual Meeting.
In the event KPMG LLP does not receive an affirmative vote of the majority of the votes cast by the holders of shares entitled to vote, then another firm will be appointed as Independent Auditors and the stockholders will be asked to ratify the appointment at the next annual meeting.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
                 KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table lists information with respect to the beneficial ownership of the Company's Shares as of February 28, 2003 by:

o    each person known by the Company to beneficially own more than five percent of the Company's outstanding Shares;

o    the Company's directors;

o    the Company's executive officers; and

o    all of the Company's executive officers and directors as a group.

         Unless otherwise indicated, the person or persons named below have sole voting and investment power and that person's address is c/o Monmouth Real
Estate Investment Corporation, Juniper Business Plaza, 3499 Route 9 North, Suite
3-C, Freehold, New Jersey 07728. In determining the number and percentage of
Shares beneficially owned by each person, Shares that may be acquired by that person under options exercisable within 60 days of February 28, 2003 are deemed beneficially owned by that person and are deemed outstanding for purposes of determining the total number of outstanding shares for that person and are not deemed outstanding for that purpose for all other stockholders.

                                       28

                                                 Amount and Nature     Percentage
                   Name and Address               of Beneficial        of Shares
                 of Beneficial Owner              Ownership(1)       Outstanding(2)
                 -------------------             -----------------   --------------

United Mobile Homes, Inc.                             739,209             5.16%

Palisade Concentrated Equity Partnership, L.P.       1,257,253            8.76%
One Bridge Plaza
Fort Lee, New Jersey  07024

Oakland Financial Corporation                        861,938(3)           6.01%
34200 Mound Road
Sterling Heights, Michigan  48310

Ernest V. Bencivenga                                 30,460(4)              *

Anna T. Chew                                         91,863(5)              *

Daniel D. Cronheim                                   43,488(6)              *

Matthew I. Hirsch                                    27,658(7)              *

Charles P. Kaempffer                                 53,003(8)              *

Eugene W. Landy                                    772,146(9)(14)         5.38%

Samuel A. Landy                                     223,878(10)           1.56%

Cynthia J. Morgenstern                               5,966(11)              *

John R. Sampson                                      20,285(12)             *

Peter J. Weidhorn                                    6,000(13)              *

Directors and Officers as a group                  1,226,647(14)          8.55%

         *Less than 1%.

          (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that the persons named in the table have sole voting and investment power with respect to all Shares listed.

          (2) Based on the number of Shares outstanding on February 28, 2003, which was 14,350,238 Shares.

                                       29

          (3) Based upon Amendment No. 2 to a Schedule 13D dated October 15,
2002 filed with the SEC by Oakland Financial Corporation ("Oakland") which indicates that Oakland has sole voting and dispositive power with respect to
61,767 Shares and shared voting and dispositive power with respect to 861,938
Shares with Liberty Bell Agency, Inc. ("Liberty Bell") and Cherokee Insurance
Company ("Cherokee"), both of which are wholly-owned subsidiaries of Oakland.
That filing also indicates that Oakland owns 61,767 Shares, Liberty Bell owns
510,177 Shares and Cherokee owns 289,994 Shares.

          (4) Excludes 15,000 Shares issuable upon the exercise of stock options, which stock options are not exercisable until June 21, 2003.

          (5) Includes (a) 33,866 Shares owned jointly with Ms. Chew's husband;
and (b) 47,849 Shares held in the United Mobile Homes, Inc. 401(k) Plan (the
"UMH 401(k)"). As a co-trustee of the UMH 401(k), Ms. Chew has shared voting power over all the shares held by the UMH 401(k). She, however, disclaims beneficial ownership of all of the Shares held by the UMH 401(k), except for the
10,148 Shares held by the UMH 401(k) for her benefit. Excludes 50,000 Shares issuable upon the exercise of stock options, which stock options are not exercisable until June 21, 2003.

          (6) Excludes 15,000 Shares issuable upon the exercise of stock options, which stock options are not exercisable until June 21, 2003.

          (7) Includes 24,658 Shares owned jointly with Mr. Hirsch's wife and
3,000 Shares issuable upon the exercise of fully vested stock options. Excludes
15,000 Shares issuable upon the exercise of stock options, which stock options are not exercisable until June 21, 2003.

          (8) Includes (a) 15,225 Shares owned by Mr. Kaempffer's wife; (b)
1,080 Shares owned jointly with Mr. Kaempffer's wife, and (c) 1,425 Shares held in the Charles P. Kaempffer Defined Benefit Pension Plan of which Mr. Kaempffer is the trustee. Excludes 15,000 Shares issuable upon exercise of stock options, which stock options are not exercisable until June 21, 2003.

          (9) Includes (a) 79,096 Shares owned by Mr. Landy's wife; (b) 161,764
Shares held in the E.W. Landy Profit Sharing Plan of which Mr. Landy is a trustee and has shared voting and dispositive power; (c) 126,586 Shares held in the E.W. Landy Pension Plan over which Mr. Landy has shared voting and dispositive power; and (d) 60,000 Shares held in the Eugene W. and Gloria Landy
Family Foundation, a charitable trust, over which Mr. Landy has shared voting and dispositive power. Includes 130,000 Shares issuable upon the exercise of fully vested stock options. Excludes 65,000 Shares issuable upon the exercise of stock options, which stock options are not exercisable until June 21, 2003.

          (10) Includes (a) 4,865 Shares owned by Mr. Landy's wife; (b) 68,888
Shares held in custodial accounts for Mr. Landy's minor children under the New
Jersey Uniform Transfers to Minors Act with respect to which he disclaims any beneficial interest but he has sole dispositive and voting power; (c) 1,000
Shares in the Samuel Landy Family Limited Partnership; and (d)

                                       30

47,849 Shares held in the UMH 401(k) Plan. As a co-trustee of the UMH 401(k),
Mr. Landy has shared voting power over the Shares held by the UMH 401(k). He, however, disclaims beneficial ownership of all of the Shares held by the UMH
401(k), except for the 28,040 Shares held by the UMH 401(k) for his benefit.
Excludes 15,000 Shares issuable upon the exercise of stock options, which stock options are not exercisable until June 21, 2003.

         (11) Includes 251 Shares held in Ms. Morgenstern's 401(k) plan over which she has sole dispositive power. Excludes 50,000 Shares issuable upon the exercise of stock options, which stock options are not exercisable until June
21, 2003.

         (12) Includes 2,000 Shares held in custodial accounts for Mr. Sampson's minor children under the New Jersey Uniform Gifts to Minors Act with respect to which he disclaims any beneficial interest but he has sole dispositive and voting power. Excludes 15,000 Shares issuable upon the exercise of stock options, which stock options are not exercisable until June 21, 2003. Includes
5,000 Shares issuable upon the exercise of fully vested stock options.

         (13) Excludes 15,000 Shares issuable upon exercise of stock options, which stock options are not exercisable until June 21, 2003.

         (14) Excludes 723,403 Shares owned by United Mobile Homes, Inc. Eugene
W. Landy beneficially owns approximately 13% of the shares of United Mobile
Homes, Inc. and is an officer and director of United Mobile Homes, Inc.

                                       31

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following Summary Compensation Table shows compensation paid or accrued by the Company to its Chief Executive Officer and Executive Vice
President for services rendered during the fiscal years ended September 30,
2002, 2001 and 2000. There were no other executive officers whose aggregate cash compensation exceeded $100,000.
                                                                   Annual Compensation
                   Name and                            --------------------------------------------------------
              Principal Position                       Year           Salary           Bonus           Other
              ------------------
Eugene W. Landy                                        2002          $150,000         $30,000        $ 75,300(1)

Chief Executive Officer                                2001          $150,000         $30,000        $105,200(1)
                                                       2000          $130,000         $80,000        $ 72,000(1)
                                                                                                     $ 72,000(1)
Cynthia J. Morgenstern                                 2002          $121,250         $8,462         $  6,438(2)
Executive Vice President                               2001          $ 78,269             -0-                -0-

(1)  Represents Director's fees of $16,300, $8,700 and $5,500 paid to Mr. Landy for 2002, 2001 and 2000, and accrual for pension and other benefits of
     $59,000, $49,000 and $34,000 for 2002, 2001 and 2000, respectively, in accordance with Mr. Landy's employment contract, and legal fees of $-0-,
     $47,500 and $32,500 for 2002, 2001 and 2000, respectively.

(2)  Represents Director's fees and discretionary contributions by the Company to the Company's 401(k) Plan allocated to the account of the named executive officer.

Stock Option Plan

         On April 24, 1997, the stockholders approved and ratified the Company's
1997 Stock Option Plan authorizing the grant to officers, directors and key employees options to purchase up to 750,000 Shares. On April 25, 2002, the stockholders approved an increase in the number of Shares available under the
Plan to 1,500,000. Options may be granted any time up to December 31, 2006. No option is available for exercise ten years after the date it is granted. All options are exercisable one year from the date of grant. The option price shall not be below the fair market value at date of grant. Canceled or expired options are added back to the "pool" of Shares available under the Plan.

         The following table sets forth, for the executive officers named in the
Summary Compensation Table, information regarding individual grants of stock options made during the year ended September 30, 2002:

                                       32

                                                Percent      Price                      Potential Realized Value at                                                       ----------------------------
                              Options           Granted to   Per         Expiration      Assumed Annual Rates for
           Name               Granted           Employees    Share          Date                Option Terms
           ----               -------           ---------    -----          ----        ---------------------------
                                                                                            5%             10%
                                                                                            --             ---
Eugene W. Landy                65,000           17.8%         $6.765      10/04/06        $190,900       $457,200
                               65,000           17.8%         $7.13        6/21/10        $221,300       $530,000

Cynthia J. Morgenstern         50,000           13.7%         $7.13        6/21/10        $170,200       $407,700

         The following table sets forth, for the executive officer named in the
Summary Compensation Table, information regarding stock options outstanding at
September 30, 2002:

                                                                   Number of Unexercised       Value of Unexercised
                                    Shares                                Options               Options at Year-End
                                Acquired Upon     Value                 at Year-End                Exercisable /
             Name                 Exercise       Realized      Exercisable / Unexercisable        Unexercisable
             ----                 --------       --------      ---------------------------        -------------

Eugene W. Landy                    150,000          $ -0-             65,000 / 130,000          $96,850 / $14,625

Cynthia J. Morgenstern               -0-             N/A                -0- / 50,000              $ -0- / -0-

Employment Agreement

         On December 9, 1994, the Company and Eugene W. Landy entered into an
Employment Agreement under which Mr. Landy receives an annual base compensation of $150,000 (as amended) plus bonuses and customary fringe benefits, including health insurance and five weeks' vacation. Additionally, there will be bonuses voted by the Board of Directors. The Employment Agreement is terminable by either party at any time subject to certain notice requirements. On severance of employment for any reason, Mr. Landy will receive severance of $300,000, payable
$100,000 on severance and $100,000 on the first and second anniversaries of severance. In the event of disability, Mr. Landy's compensation shall continue for a period of three years, payable monthly. On retirement, Mr. Landy shall receive a pension of $40,000 a year for ten years, payable in monthly installments. In the event of death, Mr. Landy's designated beneficiary shall receive $300,000, $150,000 thirty days after death and the balance one year after death. The Employment Agreement terminated December 31, 2000, and was automatically renewed and extended for successive one-year periods.

         Effective January 15, 2002, the Company and Cynthia J. Morgenstern
entered into a one year employment agreement under which Ms. Morgenstern receives an annual base salary of $125,000 plus bonuses and customary fringe benefits. In the event of disability, her salary shall continue for a period of two years.

                                       33

Other Information

         The directors received a fee of $1,000 for each Board meeting attended and an additional fixed annual fee of $7,600 payable quarterly. Effective April
1, 2002, the meeting fee was increased to $1,500 and the fixed annual fee was increased to $10,000. Directors appointed to committees received $150 for each committee meeting attended. Those specific committees are Compensation
Committee, Audit Committee and Stock Option Committee.

         Except for specific agreements, the Company has no retirement plan in effect for officers, directors or employees and, at present, has no intention of instituting such a plan.

           Report of Compensation Committee on Executive Compensation

Overview and Philosophy

         The Company has a Compensation Committee consisting of two independent, outside directors. This Committee is responsible for making recommendations to the board of directors concerning compensation. The Compensation Committee takes into consideration three major factors in setting compensation.

         The first consideration is the overall performance of the Company. The board of directors believes that the financial interests of the executive officers should be aligned with the success of the Company and the financial interests of its stockholders. Increases in funds from operations, the enhancement of the Company's equity portfolio, and the success of the Dividend
Reinvestment and Stock Purchase Plan all contribute to increases in stock prices, thereby maximizing stockholders' return.

         The second consideration is the individual achievements made by each officer. The Company is a small REIT. The board of directors is aware of the contributions made by each officer and makes an evaluation of individual performance based on their own familiarity with the officer.

         The final criteria in setting compensation is comparable wages in the industry. In this regard, the REIT industry maintains excellent statistics.

Evaluation

          The Company's funds from operations continue to increase. The
Committee reviewed the growth of the Company and progress made by Eugene W.
Landy, Chief Executive Officer. Mr. Landy is under an employment agreement with the Company. His base compensation under this contract was increased in 2001 to
$150,000 per year. In fiscal 2002, Mr. Landy was also paid a total bonus of
$30,000.

                         Compensation Committee:
                         Daniel D. Cronheim
                         Matthew I. Hirsch

                                       34

                            REPORT OF AUDIT COMMITTEE

         The Board of Directors has adopted a written charter for the Audit
Committee.

         The Company has an Audit Committee consisting of three "independent"
directors, as defined by the listing standards of the Nasdaq Stock Market. The
Audit Committee's role is to act on behalf of the board of directors in the oversight of all material aspects of the Company's reporting, internal control and audit functions.

         We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended September 30, 2002.

         We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit
Committees.

         We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1,
Independence Discussions with Audit Committees and have discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, we recommend to the board of directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended
September 30, 2002.

                                Audit Committee:
                                Charles P. Kaempffer
                                Matthew I. Hirsch
                                Peter J. Weidhorn

                                       35

                                   AUDIT FEES

         The aggregate fees billed by KPMG LLP, for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $34,900.

Financial Information Systems Design and Implementation Fees

         There were no fees billed by KPMG LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended September 30, 2002.

All Other Fees

         The aggregate fees billed by KPMG LLP, for services rendered to the
Company for the fiscal year ended September 30, 2002, other than for services described above, were $21,800.

         The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining KPMG LLP's independence.

                                Audit Committee:
                                Charles P. Kaempffer
                                Matthew I. Hirsch
                                Peter Weidhorn

                                       36

                          COMPARATIVE STOCK PERFORMANCE

         The following line graph shows changes in the value over the last five fiscal years of an assumed investment of $100 in (i) the Company's common stock;
(ii) in the stocks that comprise the NAREIT All REIT Total Return Index, published by the National Association of Real Estate Investment Trusts (NAREIT);
and (iii) the stocks that comprise the S&P 500 Index for the same period. The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices. The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Board of Directors of the Company has granted Eugene W. Landy,
President, loans to enable Mr. Landy to exercise stock options totaling
$1,264,375 at interest rates ranging from 5% to 7% and maturity dates ranging from 2003 to 2012.

         There is no family relationship between any of the directors or executive officers of the Company, except that Samuel A. Landy, a director of the Company, is the son of Eugene W. Landy, the President and a director of the
Company. Daniel D. Cronheim, a director of the Company, is the son of Robert
Cronheim, the President of David Cronheim Company, the real estate advisor to the Company.

          Eugene W. Landy and Samuel A. Landy are partners in the law firm of
Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since

                                       37

the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year. In fiscal 2002, Landy & Landy did not receive any legal fees from the Company.

         The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the proxy statement so that stockholders can consider the conflict issue when voting for or against the attorney/director nominee.

                                  OTHER MATTERS

         The board of directors knows of no other matters other than those stated in this Proxy Statement which are to be presented for action at the
Annual Meeting. If any other matters should properly come before the Annual
Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

         The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended
September 30, 2002 (as filed with the Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Monmouth Real Estate Investment Corporation, Attention:
Stockholder Relations, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C,
Freehold, NJ 07728.

                COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10%
of the Company's Shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such reports they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

                       STOCKHOLDER PROPOSALS FOR THE 2004
                         ANNUAL MEETING OF STOCKHOLDERS

Proposals in Company's Proxy Statement

         Stockholder proposals submitted for inclusion as a stockholder proposal in the Company's proxy materials for the 2004 Annual Meeting of Stockholders must be received by the Company at its office at Juniper Business Plaza, 3499
Route 9 North, Suite 3-C, Freehold, New Jersey 07728 no later than December 9,
2003.

                                       38

Proposals to be Introduced at the Annual Meeting but not Intended to be Included
in the Company's Proxy Statement

         In order to be considered at the 2004 Annual Meeting of Stockholders, stockholder proposals must comply with the advance notice and eligibility requirements contained in the Maryland Bylaws, if the Reincorporation is approved and the Company reincorporates in Maryland. The Maryland Bylaws provide that stockholders are required to give advance notice to the Company of any business to be brought by a stockholder before a stockholders' meeting and must comply with the notice procedures set forth in the Maryland Bylaws. The advanced notice and eligibility requirements of the Maryland Bylaws are described above in the section of this Proxy Statement captioned "Reincorporating the Company in
Maryland - Comparison of the Delaware Code, Delaware Charter and Delaware Bylaws
to Maryland Code, Maryland Charter and Maryland Bylaws - Advance Notice
Provisions."

         Under the Maryland Bylaws, for the proxy statement for the 2004 Annual
Meeting of stockholders, a qualified stockholder intending to introduce a proposal or nominate a director at the 2004 Annual Meeting of Stockholders but not intending the proposal to be included in the Company's proxy materials should give written notice to the Company's Secretary not later than January 9,
2004, and not earlier than December 9, 2003.

         In the event that the Company reincorporates in Maryland, the advance notice and eligibility requirements of Monmouth Maryland are set forth in
Article 2, Sections 11 and 12 of the Maryland Bylaws. Copies of the Maryland
Bylaws are attached to this Proxy Statement as Appendix C and are also available upon request. Such requests and any stockholder proposals should be sent to the
Secretary of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite
3-C, Freehold, New Jersey 07728.

         If the Company does not reincorporate in Maryland, a stockholder intending to introduce a proposal or nominate a director at the 2004 Annual
Meeting of Stockholders, but not intending the proposal to be included in the
Company's proxy materials, should give notice to the Company's Secretary no later than February 22, 2004.

                       By Order of the Board of Directors

                              /s/ EUGENE W. LANDY
                             President and Director

Date:  April 7, 2003

                                       38

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") dated as of
March 24, 2003, is entered into by and between MREIC MARYLAND, INC., a
Maryland corporation ("Monmouth Maryland"), and MONMOUTH REAL ESTATE INVESTMENT
CORPORATION, a Delaware corporation ("Monmouth Delaware").

                                    RECITALS

A.       Monmouth Maryland was formed as a wholly-owned subsidiary of Monmouth
         Delaware in connection with a proposal for the reincorporation of
         Monmouth Delaware in Maryland.

B.       The reincorporation of Monmouth Delaware is to be effected by merging
         Monmouth Delaware with and into Monmouth Maryland and causing the stockholders of Monmouth Delaware to become the stockholders of
         Monmouth Maryland, with each outstanding share of common stock of
         Monmouth Delaware being deemed at the effective time of the merger to be one share of common stock of Monmouth Maryland.

C.       The Maryland General Corporation Law (the "Maryland Code") and the
         Delaware General Corporation Law (the "Delaware Code") permit the reorganization of Monmouth Delaware into Monmouth Maryland provided that Monmouth Delaware and Monmouth Maryland each adopt a plan of merger which sets forth the terms and conditions of the proposed merger, the mode of carrying the merger into effect, the manner and basis of converting the shares of each corporation into shares or other securities or obligations of the surviving corporation and other applicable provisions.

D.       The boards of directors of Monmouth Delaware and Monmouth Maryland have determined that it is advisable and in the best interests of its stockholders that Monmouth Delaware merge with and into Monmouth
         Maryland upon the terms and subject to the conditions of this Merger
         Agreement for the purpose of effecting the reincorporation of Monmouth
         Delaware in the State of Maryland and have approved this Merger
         Agreement.

                                    AGREEMENT

         In consideration of the premises and the agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, Monmouth Maryland and Monmouth Delaware hereby agree as follows:

         Section 1.        Merger.

         Subject to the terms and conditions set forth in this Merger Agreement,
Monmouth Delaware will merge with and into its wholly-owned subsidiary, Monmouth
Maryland, and Monmouth Delaware will cease to exist and Monmouth Maryland will be the surviving corporation (the "Merger"). Monmouth Maryland is hereinafter sometimes referred to as the

"Surviving Corporation." Provided the conditions set forth in Section 8 of this
Merger Agreement have been satisfied or waived, Monmouth Delaware and Monmouth
Maryland will, at such time as they deem advisable, cause a Certificate of
Merger (the "Certificate of Merger") to be executed, acknowledged and filed with the Secretary of State of Delaware as provided in Section 252 of the Delaware
Code and Articles of Merger (the "Articles of Merger") to be filed with the
State Department of Assessments and Taxation of Maryland (the "SDAT") as
provided in Section 3-107 of the Maryland Code. The Merger will become effective as of the later to occur of the filing of a Certificate of Merger with the
Secretary of State of Delaware and the acceptance for record of the Articles of
Merger by the SDAT (the "Effective Time"). The parties intend by this Merger
Agreement to effect a "reorganization" under Section 368 of the Internal Revenue
Code of 1986, as amended.

         Section 2.        Manner and Basis of Converting Shares.

         Monmouth Maryland has authority to issue 25,000,000 shares of capital stock, initially classified as 20,000,000 shares of common stock, par value of
$.01 per share ("Maryland Common Stock") and 5,000,000 shares of excess stock, par value $.01 per share, and Monmouth Maryland has 100 shares of Maryland
Common Stock issued and outstanding, all of which are owned by Monmouth
Delaware. Monmouth Delaware has authority to issue 20,000,000 shares of Class A common stock, par value $.01 per share ("Delaware Common Stock"), of which
14,489,536 shares were issued and outstanding as of March 25, 2003 and
100,000 shares of Class B Common Stock, par value $.01 per share, none of which are outstanding. At the Effective Time, (a) each issued and outstanding share of
Delaware Common Stock will immediately be converted into one validly issued, fully paid and nonassessable share of Maryland Common Stock without an exchange of certificates or any action on the part of the stockholders thereof; (b) the
100 shares of Maryland Common Stock owned by Monmouth Delaware, that will then be owned by Monmouth Maryland by virtue of the Merger, will be retired and resume the7 status of authorized and unissued shares and any capital represented by such shares will be eliminated; and (c) each share of Delaware Common Stock held in Monmouth Delaware's treasury, will be cancelled and retired without payment of any consideration therefor and will cease to exist.

         Section 3.        Options.

         At the Effective Time, Monmouth Maryland will assume and continue all of Monmouth Delaware's stock option plans and agreements, including but not limited to Monmouth Delaware's 1997 Stock Option Plan, and the outstanding and unexercised portions of all options and rights to buy Delaware Common Stock will become options or rights for the same number of shares of Maryland Common Stock with no other changes in the terms and conditions of such options or rights, including exercise prices, and effective upon the Effective Time, Monmouth
Maryland hereby assumes the outstanding and unexercised portions of such options and rights and the obligations of Monmouth Delaware with respect thereto.

         Section 4.        Stock Certificates.

         Upon and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Delaware Common Stock will be deemed for all purposes to evidence

                                      A-2

ownership of and to represent the shares of Maryland Common Stock into which the shares of Monmouth Delaware represented by such certificates have been converted as herein provided. The registered owner on the books and records of Monmouth
Delaware or its transfer agent of any such outstanding stock certificate will, until such certificate is surrendered for transfer or conversion or otherwise accounted for to Monmouth Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Monmouth Maryland Common
Stock.

         Section 5.        Articles of Incorporation and Bylaws.

         The Articles of Incorporation and Bylaws of Monmouth Maryland in effect at the Effective Time of the Merger will be the Articles of Incorporation and
Bylaws of Monmouth Maryland as the Surviving Corporation until further amended in accordance with their terms and the Maryland Code.

         Section 6.        Officers and Directors.

         The executive officers of Monmouth Maryland immediately prior to the
Effective Time will be the executive officers of the Surviving Corporation thereafter, without change, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and
Bylaws. The directors of Monmouth Maryland immediately prior to the Effective
Time will be the directors of the Surviving Corporation thereafter, without change, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the
Surviving Corporation's Articles of Incorporation and Bylaws.

         Section 7.        Further Assurances.

         Each of Monmouth Maryland and Monmouth Delaware will execute or cause to be executed all documents and will take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under the laws of the states of Delaware and Maryland to consummate and effect the Merger and further the purpose of this Merger Agreement.

         Section 8.        Conditions.

         Consummation of the Merger and related transactions is subject to satisfaction of the following conditions prior to the Effective Time:

                  (a) The Merger must have been approved by the requisite vote of stockholders of Monmouth Delaware and Monmouth Maryland, and all
         other necessary action must have taken place to authorize the execution, delivery and performance of this Merger Agreement by
         Monmouth Delaware and Monmouth Maryland.

                  (b) All regulatory approvals necessary in connection with the consummation of the Merger and the transactions contemplated thereby must have been obtained.

                                      A-3

         Section 9.        Termination; Amendment.

         This Merger Agreement may be terminated and the Merger abandoned or deferred by either Monmouth Maryland or Monmouth Delaware by appropriate resolution of the board of directors of either Monmouth Maryland or Monmouth
Delaware at any time prior to the Effective Time notwithstanding approval of this Merger Agreement by the stockholders of Monmouth Delaware or Monmouth
Maryland, or both, if circumstances arise which, in the opinion of the board of directors of Monmouth Delaware or Monmouth Maryland make the Merger inadvisable or such deferral of the time of consummation of the Merger advisable. Subject to applicable law and subject to the rights of the stockholders to approve any amendment that would have a material adverse effect on the stockholders, this
Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

         Section 10.       Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the States of Delaware and Maryland.

         Section 11.       Change of Name.

         At the Effective Time, Monmouth Maryland will change its name to
Monmouth Real Estate Investment Corporation.

         IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed and attested to by the persons indicated below as of March 24, 2003.

                                          MREIC MARYLAND, INC.

ATTEST:
                                          By: /s/ Eugene W. Landy
/s/ Louise Green                              --------------------------------------------
-----------------------------             Name: Eugene W. Landy
                                               -------------------------------------------
                                          Title: President
                                               -------------------------------------------

                                          MONMOUTH REAL ESTATE INVESTMENT CORPORATION
ATTEST:

                                          By: /s/ Eugene W. Landy
/s/ Louise Green                              --------------------------------------------
-----------------------------             Name: Eugene W. Landy
                                               -------------------------------------------
                                          Title: President
                                               -------------------------------------------

                                      A-4

                                   APPENDIX B

                            ARTICLES OF INCORPORATION

                                       OF

                              MREIC MARYLAND, INC.

         The undersigned, being a natural person and acting as incorporator, does hereby form a business corporation in the State of Maryland, pursuant to the provisions of the Maryland General Corporation Law.

                                    ARTICLE I

                                  INCORPORATOR

         The name of the incorporator is Cynthia J. Morgenstern.

         The incorporator's address, including the street and number, if any, including the county or municipal area, and including the state or county, is:
Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, Monmouth
County, New Jersey 07728.

         The incorporator is at least eighteen years of age.

         The incorporator is forming the corporation named in these Articles of
Incorporation (the "Charter") under the general laws of the State of Maryland, to wit, the Maryland General Corporation Law.

                                   ARTICLE II

                                NAME AND DURATION

          The name of the corporation is MREIC MARYLAND, INC. (the
"Corporation"). The duration of the Corporation shall be perpetual.

                                   ARTICLE III

                                    PURPOSES

SECTION 1         PURPOSE OF THE CORPORATION

         (a) Authorization. The purposes for which the Corporation is formed are:

                  (i) To engage in the business of a real estate investment
         trust ("REIT") as that term is defined in the Internal Revenue Code of
         1986, as amended, or any successor

                                      B-1

         statute (the "Code") at any time prior to the occurrence of the
         Restriction Termination Date, if any, as defined in Article V, Section
          2;

                  (ii) to engage in any lawful act or activity for which
         corporations may be organized under the general laws of the State of
         Maryland now or hereafter in force, including the Maryland General
         Corporation Law, and to do all things and exercise all powers, rights and privileges that a business corporation may now or hereafter be organized or authorized to do or to exercise under the laws of the
         State of Maryland; and

                  (iii) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article III or to any other business at the time or theretofore engaged in by the Corporation.

         (b) General. The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of this Charter, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the general laws of the State of Maryland, including the Maryland General
Corporation Law.

                                   ARTICLE IV

                          PRINCIPAL OFFICE IN MARYLAND
                               AND RESIDENT AGENT

         The present address of the principal office of the Corporation in the
State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202. The
name and address of the resident agent of the Corporation in the State of
Maryland are The Corporation Trust Incorporated, 300 East Lombard Street,
Baltimore, Maryland 21202.

                                    ARTICLE V

                                  CAPITAL STOCK

SECTION 1         AUTHORIZED CAPITAL STOCK.

         (a) Authorized Shares. The total number of shares of capital stock of all classes that the Corporation has authority to issue is 25,000,000, initially classified as 20,000,000 shares of common stock, par value $0.01 per share (the
"Common Stock"), and 5,000,000 shares of excess stock, par value $0.01 per share
(the "Excess Stock").

         The aggregate par value of all authorized shares of stock having par value is initially $250,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically

                                      B-2

increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the
Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of the prior paragraph.

         A majority of the entire Board of Directors, without action by the stockholders, may amend the Charter to increase or decrease the aggregate number of authorized shares of stock or the number of shares of stock of any class that the Corporation has authority to issue.

         The Common Stock and the Excess Stock shall each constitute separate classes of capital stock of the Corporation.

         (b) Terminology. All classes of capital stock except Excess Stock are referred to herein as "Equity Stock;" all classes of capital stock including
Excess Stock are referred to herein as "Stock."

SECTION 2         REIT-RELATED RESTRICTIONS AND LIMITATIONS ON THE EQUITY STOCK.

         Until the "Restriction Termination Date," as defined below, all Equity
Stock shall be subject to the following restrictions and limitations intended to preserve the Corporation's status as a REIT.

         (a) Definitions. As used in this Article V, the following terms shall have the indicated meanings:

                  "Beneficial Ownership" or "Beneficially Own" shall mean
         ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section
         856(h)(1)(B) of the Code. The terms "Beneficial Ownership" and
         "Beneficially Own" and "Beneficially Owned" and "Beneficial Owner"
         shall have the correlative meanings.

                  "Beneficiary" shall mean a beneficiary of the Trust as
         determined pursuant to Section 5(f) of this Article V.

                  "Charitable Beneficiary" shall mean one or more beneficiaries of the Trust as determined pursuant to Section 5(b)(ii) of this Article
         V, provided that each such organization must be described in Section
         501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and
         2522 of the Code.

                  "Constructive Ownership" or "Constructively Own" shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or indirectly through the application of Section 318 of the Code, as modified by Section
         856(d)(5) of the Code. The terms "Constructive Ownership" and
         "Constructively Own," "Constructively Owned" and "Constructive Owner"
         shall have the correlative meanings.

                                      B-3

                  "Market Price" shall mean the last reported sales price
         reported on the Nasdaq Stock Market ("NASDAQ"), of Equity Stock on the
         trading day immediately preceding the relevant date, or if not then traded on NASDAQ, the last reported sales price of Equity Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which Equity Stock may be traded, or if not then traded over any exchange or quotation system, then the market price of Equity Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

                  "Ownership Limit" shall mean 9.8% in value or in number of shares of the outstanding Equity Stock, whichever is more restrictive.
         The number and value of the Equity Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes.

                  "Person" shall mean an individual, corporation, limited
         liability company, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of
         1934, as amended.

                  "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer that results in Excess Stock as described below in Section 5 of this Article V, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Stock if such Transfer had been valid under Section 2(b) of this Article V.

                  "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock, the Person who would have been the record holder of Equity Stock if such Transfer had been valid under Section 2(b) of this Article V.

                  "Restriction Termination Date" shall mean the effective date, if any, for revocation or termination of the Corporation's REIT election pursuant to Section 856(g) of the Code, as specified in a resolution of the Board of Directors of the Corporation determining that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT. If no such effective date is specified in such resolution, the Restriction Termination Date shall be the date such revocation or termination otherwise becomes effective.

                  "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Stock), whether voluntary or involuntary, whether of record beneficially or constructively
         (including but not limited to transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive
         Ownership of

                                      B-4

         Equity Stock), and whether by operation of law or otherwise. The terms
         "Transfers" and "Transferred" shall have the correlative meanings.

                 "Trust" shall mean the trust created pursuant to Section 5(b) of this Article V.

                  "Trustee" shall mean any Person that is unaffiliated with the
         Corporation, the Purported Beneficial Transferee, and the Purported
         Record Transferee, that the Corporation appoints to serve as trustee pursuant to Section 5 of this Article V.

         (b) Ownership Limitation and Transfer Restrictions with Respect to
Equity Stock.

                  (i) Except as provided in Section 2(f) of this Article V,
         prior to the Restriction Termination Date, no Person shall Beneficially
         Own or Constructively Own shares of Equity Stock in excess of the
         Ownership Limit.

                  (ii) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or
         Constructively Owning Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Equity Stock that would be otherwise Beneficially Owned or Constructively Owned (as the case may be) by such Person in excess of the Ownership Limit; and the
         Purported Record Transferee (and the Purported Beneficial Transferee,
         if different) shall acquire no rights in such excess shares of Equity
         Stock.

                  (iii) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, any Transfer that, if effective, would result in the outstanding Equity Stock being
         Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio as to the Transfer of such Equity Stock that would be otherwise
         Beneficially Owned by the transferee; and the Purported Record
         Transferee (and the Purported Beneficial Transferee, if different)
         shall acquire no rights in such shares of Equity Stock.

                  (iv) Prior to the Restriction Termination Date, any Transfer
         that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT, shall be void ab initio as to the Transfer of the shares of Equity Stock that would cause the Corporation to be "closely held" within the meaning of
         Section 856(h) of the Code or otherwise to fail to qualify as a REIT, as the case may be; and the Purported Record Transferee (and the
         Purported Beneficial Transferee, if different) shall acquire no rights in such shares of Equity Stock.

                  (v) If the Board of Directors or its designee shall at any time determine in good faith that a Transfer of Equity Stock has taken place in violation of this Section 2(b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership (determined without reference to any rules of attribution) or Constructive
         Ownership of any Equity Stock of the Corporation in violation of this
         Section 2(b), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including but not limited to, refusing to give effect

                                      B-5

          to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any
          Transfers or attempted Transfers in violation of Section 2(b)(ii),
          Section 2(b)(iii) or Section 2(b)(iv) of this Article V shall automatically result in the conversion and exchange described in
          Section 2(c), irrespective of any action (or non-action) by the Board of Directors, except as provided in Section 2(f) of this Article V.

         (c) Automatic Conversion of Equity Stock into Excess Stock. Subject to
Section 5(a) of this Article V below:

                  (i) If, notwithstanding the other provisions contained in this
         Article V, at any time prior to the Restriction Termination Date there is a purported Transfer or other change in the capital structure of the
         Corporation such that any Person would Beneficially Own or
         Constructively Own Equity Stock in excess of the Ownership Limit, then, except as otherwise provided in Section 2(f) of this Article V, such shares of Equity Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall automatically (and without action by the
         Corporation or by any purported Transferor, Purported Record Transferee or Purported Beneficial Transferee of such Equity Stock, in the case of a Transfer) be converted into and exchanged for an equal number of shares of Excess Stock. Such conversion and exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure. The shares of
         Equity Stock converted into and exchanged for Excess Stock shall be cancelled and deemed to be shares of authorized and unissued Equity
         Stock of the same class as such stock had been immediately prior to it becoming Excess Stock.

                  (ii) If, notwithstanding the other provisions contained in this Article V, at any time prior to the Restriction Termination Date there is a purported Transfer or other change in the capital structure of the Corporation that, if effective, would result in the outstanding
         Equity Stock being owned beneficially by less than 100 persons (as determined under the principals of Section 856(a)(5) of the Code), or would cause the Corporation to become "closely held" within the meaning of Section 856(h) of the Code or would otherwise cause the Corporation to fail to qualify as a REIT, then the shares of Equity Stock being
         Transferred, or resulting from any other change in the capital structure of the Corporation, that would result in the outstanding
         Equity Stock being owned beneficially by less than 100 persons (as determined under the principals of Section 856(a)(5) of the Code), or would cause the Corporation to be "closely held" within the meaning of
         Section 856(h) of the Code or would otherwise cause the Corporation to fail to qualify as a REIT, as the case may be, (rounded up to the nearest whole share) shall automatically (and without any action by the
         Corporation or by any purported Transferor, Purported Record Transferee or Purported Beneficial Transferee of such Equity Stock, in the case of a Transfer) be converted into and exchanged for an equal number of shares of Excess Stock. Such conversion and exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure. The shares of
         Equity Stock converted into and exchanged for Excess Stock shall be cancelled and deemed to be shares of authorized and

                                       B-6

          unissued Equity Stock of the same class as such stock had been immediately prior to it becoming Excess Stock.

         (d) The Corporation's Right to Redeem Stock. The Corporation shall have the right to redeem any Stock that is Transferred, or is attempted to be
Transferred, in violation of Section 2(b) of this Article V, or which has become shares of Excess Stock as provided in Section 2(c) of this Article V, at a price per share equal to the lesser of (i) the price per share in the transaction that created such violation or attempted violation (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market
Price of the class of Equity Stock to which such shares of Excess Stock relate on the date the Corporation, or its designee, gives notice of such redemption.
The Corporation shall have the right to redeem any Stock described in this
Section for a period of 90 days after the later of (i) the date of the Transfer or attempted Transfer or (ii) the date the Board of Directors determines in good faith that a Transfer has occurred, if the Corporation does not receive a notice of such Transfer pursuant to Section 2(e) of this Article V.

         (e) Notice Requirements and General Authority of the Board of Directors
to Implement REIT-Related Restrictions and Limitations.

                           (i) Any Person who acquires or attempts to acquire
                  shares of Equity Stock in violation of Section 2(b) of this
                  Article V, and any Person who is a Purported Record Transferee
                  or a Purported Beneficial Transferee such that Equity Stock proposed to be acquired is converted into Excess Stock under
                  Section 2(c) of this Article V, shall immediately give written notice or in the event of a proposed or attempted Transfer, give at least 15 days' prior written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to
                  determine the effect, if any, of such Transfer or attempted
                  Transfer on the Corporation's status as a REIT.

                           (ii) Prior to the Restriction Termination Date, every
                  Beneficial Owner or Constructive Owner of more than 5.0% (or such other percentage, between 0.5% and 5.0%, as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding Equity Stock of the Corporation shall, within 30 days after September 30 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively
                  Owned as of each dividend record date within the preceding fiscal year, and a description of how such shares are held.
                  Each such Beneficial Owner or Constructive Owner shall provide to the Corporation the additional information that the
                  Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership or Constructive
                  Ownership on the Corporation's status as a REIT.

                           (iii) Prior to the Restriction Termination Date, each
                  Person who is a Beneficial Owner or Constructive Owner of
                  Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial

                                      B-7

                  Owner or Constructive Owner shall provide to the Corporation the information that the Corporation may reasonably request, in good faith, in order to determine the Corporation's
                  status as a REIT, to comply with the requirements of any
                  taxing authority or governmental agency or to determine any such compliance.

                           (iv) Each certificate for Equity Stock to be issued
                  by the Corporation hereafter will bear substantially the
                  following legend:

                           "The securities represented by this Certificate are
                  subject to restrictions on ownership and Transfer for the
                  purpose of the Corporation's maintenance of its status as a
                  "Real Estate Investment Trust" under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Charter of the Corporation, no Person may Beneficially Own
                  or Constructively Own Equity Stock in excess of 9.8% (in value or in number of shares of Equity Stock, whichever is more
                  restrictive) of the outstanding Equity Stock of the
                  Corporation, with further restrictions and exceptions set
                  forth in the Charter of the Corporation. There may be no
                  Transfer that would cause a violation of the Ownership Limit, that would result in Equity Stock of the Corporation being
                  Beneficially Owned by fewer than 100 Persons, that would
                  result in the Corporation's being "closely held" under Section
                  856(h) of the Code, or that would otherwise result in the
                  Corporation failing to qualify as a REIT. Any Person who
                  attempts or proposes to own, Beneficially Own or
                  Constructively Own Equity Stock in excess of, or in violation of, the above limitations must notify the Corporation in
                  writing at least 15 days prior to such proposed or attempted
                  Transfer to such Person. If an attempt is made to violate
                  these restrictions on Transfers, (i) any Purported Transfer will be void and will not be recognized by the Corporation,
                  (ii) the Corporation will have the right to redeem the Stock proposed to be Transferred, and (iii) the Stock represented hereby generally will be automatically converted into and
                  exchanged for Excess Stock, which will be held in trust by the
                  Trustee in part for the benefit of a Charitable Beneficiary.
                  All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, a copy of which, including the restrictions on ownership and Transfer, will be sent
                  without charge to each stockholder who directs a request for such information to the Chairman of the Board of the
                  Corporation."

                           (v) Subject to Section 2(f)(v) of this Article V,
                  nothing contained in this Article V shall limit the authority of the Board of Directors to take such other action as it
                  deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the
                  Corporation's status as a REIT.

         (f)      Exemptions.

                           (i) Notwithstanding anything to the contrary
                  contained in this Charter, upon receipt of a ruling from the
                  Internal Revenue Service or an opinion of counsel or other evidence or conditions satisfactory to the Board of Directors in its sole and absolute discretion, the Board of Directors may in its sole and absolute discretion exempt certain Persons from the ownership limitations by

                                      B-8

                  reason of their status under the Internal Revenue Code in
                  that ownership by such Persons would not disqualify the
                  Corporation as a REIT under the Code.

                           (ii) Notwithstanding anything to the contrary
                  contained in this Charter, the Board of Directors may in its sole and absolute discretion authorize the issuance and sale of Equity Stock (or securities convertible into or
                  exchangeable for Equity Stock) from the Corporation to any
                  Person in connection with capital formation activities,
                  subject to such conditions as the Board of Directors may, in its sole and absolute discretion, deem appropriate, even if as a result of such issuance such Person's ownership of Equity
                  Stock would violate the Ownership Limit. The Board of
                  Directors may, in its sole and absolute discretion, rely upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence or conditions
                  satisfactory to the Board of Directors in its sole and
                  absolute discretion in determining that the Corporation will not lose its REIT status as a result of the issuance and the granting of the exemption herein.

                           (iii) Notwithstanding anything to the contrary
                  contained in this Charter, the Board of Directors may grant exemptions to Persons who might otherwise exceed the Ownership
                  Limit, such as in the case of issuance of stock options
                  approved by the stockholders or grants of stock under existing employment agreements or future employment agreements approved by the stockholders, provided the Corporation has received a ruling from the Internal Revenue Service or an opinion of
                  counsel or other evidence or conditions satisfactory to the
                  Board of Directors, in its sole and absolute discretion, that the transaction will not result in the disqualification of the
                  Corporation as a REIT under the Code.

                           (iv) Notwithstanding anything to the contrary
                  contained in this Charter, the Board of Directors may in its sole and absolute discretion grant exemptions from the
                  ownership restrictions contained herein in the event that the
                  Board of Directors has deemed that it is no longer in the
                  Corporation's best interests to attempt to qualify, or
                  continue to qualify, as a REIT under the Code. The Board of
                  Directors shall file a certificate to this effect with the
                  Corporation's transfer agent and registrar declaring that the restrictions on transfer are no longer applicable. Until such time, the restrictions shall remain in effect.

                           (v) Nothing in this Article V shall preclude the
                  settlement of a transaction entered into through the
                  facilities of any interdealer quotation system or national securities exchange upon which Equity Stock is traded.
                  Notwithstanding the previous sentence, certain transactions may be settled by providing Excess Stock as set forth in this
                  Article V.

                           (vi) Subject to sub-paragraph (b)(iv) of this Article
                  V, Section 2, an underwriter which participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may
                  Beneficially Own or Constructively Own shares of Equity Stock
                  (or securities convertible into or exchangeable for Equity
                  Stock) in excess of the

                                      B-9

                  Ownership Limit but only to the extent necessary to
                  facilitate such public offering or private placement or to support such offering or placement in the aftermarket.

          (g) Savings Provision. If any of the restrictions on transfer of stock contained in this Article are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Purported Record Transferee or the
Purported Beneficial Transferee may be deemed, at the option of the Corporation, to have acted as an agent of the Corporation in acquiring such Equity Stock and to hold such Equity Stock on behalf of the Corporation. In such case, the
Purported Record Transferee or Purported Beneficial Transferee, as the case may be, must sell, transfer or otherwise dispose of such Equity Stock if directed to do so by the Corporation. All proceeds resulting from such sale, transfer or disposition in excess of the lesser of (i) the price per share paid by the
Purported Record Transferee or Purported Beneficial Transferee (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and
(ii) the Market Price of the class of Equity Stock on the date the Corporation, or its designee, notifies the Purported Record Transferee or the Purported
Beneficial Transferee to sell, transfer or otherwise dispose of the Equity Stock shall be paid to, or as directed by, the Corporation.

SECTION 3         CLASSIFICATION AND RECLASSIFICATION OF STOCK.

         (a) Power of Board to Classify or Reclassify Stock. The Board of
Directors shall have the power, in its sole and absolute discretion, to classify or reclassify any unissued Stock, whether now or hereafter authorized, by setting, altering or eliminating in any one or more respects, from time to time, before the issuance of such Stock, any feature of such Stock, including, but not limited to, the designation, preferences, conversion or other rights, voting powers, qualifications and terms and conditions of redemption of, and limitations as to dividends and any other restrictions on, such Stock. The power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred Stock, preference Stock, special
Stock or other Stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing or altering one or more of the following:

                  (i) The distinctive designation of such class or series and the number of shares which constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of
         Directors in connection with any such classification or
         reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of
         Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this subparagraph.

                  (ii) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as

                                      B-10

         cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

                  (iii) Whether or not shares of such class or series have
         voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

                  (iv) Whether or not shares of such class or series have
         conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors may determine.

                  (v) Whether or not shares of such class or series will be
         subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they will be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there will be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

                  (vi) The rights of the holders of shares of such class or
         series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights will rank senior or junior to or on a parity with such rights of any other class or series of stock.

                  (vii) Whether or not there will be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the
         Corporation, or upon any other action of the Corporation, including action under this subparagraph, and, if so, the terms and conditions thereof.

                  (viii) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter of the
         Corporation.

         Any of the terms of any class or series of stock set or changed pursuant to this Section 3(a) may be made dependent upon facts ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the
State Department of Assessments and Taxation of Maryland.

         (b) Ranking of Stock. For the purposes hereof and of any articles supplementary to the Charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

                                      B-11

                  (i) Prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series are entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series.

                  (ii) On a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock are entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series.

                  (iii) Junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series are subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

SECTION 4         COMMON STOCK.

         Subject to the provisions of Sections 2 and 5 of this Article V, the
Common Stock shall have the following designation, preferences, conversion or other rights, voting powers, qualifications and terms and conditions of redemption, limitations as to dividends and any other restrictions, and such others as may be afforded by law:

         (a) Voting Rights. Subject to action, if any, by the Board of
Directors, pursuant to Section 3 of this Article V, each share of Common Stock shall have one vote, and, except as otherwise provided in respect of any class of Equity Stock hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock. Shares of
Common Stock shall not have cumulative voting rights.

         (b) Dividend Rights. After provision(s) with respect to preferential dividends on any then outstanding classes of Equity Stock, if any, fixed by the
Board of Directors pursuant to Section 3 of this Article V shall have been satisfied, and after satisfaction of any other requirements, if any, including with respect to redemption rights and preferences, of any such classes of Equity
Stock, then and thereafter the holders of Common Stock shall be entitled to receive, pro rata in relation to the number of shares of Common Stock held by them, such dividends or other distributions as may be authorized from time to time by the Board of Directors and declared by the Corporation out of funds legally available therefor.

         (c) Liquidation Rights. In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, fixed pursuant to Section 3 of this
Article V, to be distributed to the holders of any then outstanding Equity
Stock, and subject to the right, if any, of the holders of any outstanding
Equity Stock to participate further in any liquidating distributions, all of the assets of the Corporation, if any, remaining, of whatever kind available for distribution to stockholders after the foregoing distributions have been made shall be distributed to the holders of the

                                      B-12

Common Stock, ratably in proportion to the number of shares of Common Stock held by them. For purposes of making liquidating distributions pursuant to this
Section 4(c) of this Article V, Excess Stock shall be included as part of the
Common Stock to the extent provided in Section 5(e) of this Article V below.

         (d) Conversion Rights. Each share of Common Stock is convertible into
Excess Stock as provided in Section 2(c) of this Article V. At all times, the
Corporation shall have a sufficient number of authorized, but unissued, shares of Equity Stock to permit the exchange of shares of Excess Stock for shares of
Equity Stock as contemplated by Section 5(f) of this Article V.

SECTION 5         EXCESS STOCK.

         (a) Condition to Issuance. The provisions of this Article V to the contrary notwithstanding, the automatic conversion and exchange of certain
Equity Stock into Excess Stock in the circumstances provided for in Section 2(c)
of this Article V shall be deemed not to have occurred, nunc pro tunc, if the
Corporation shall have determined, in the sole and absolute discretion of the
Board of Directors, that the issuance by the Corporation of Excess Stock would cause the Corporation to fail to satisfy the organizational and operational requirements that must be met for the Corporation to qualify for treatment as a
REIT.

         (b) Ownership of Excess Stock in Trust.

                  (i) Upon any purported Transfer that results in Excess Stock pursuant to Section 2(c) of this Article V, such Excess Stock shall be held, in book entry form, in the name of the Trustee in Trust for the exclusive benefit of (i) one or more Charitable Beneficiaries and (ii)
         such Beneficiary or Beneficiaries to whom an interest in such Excess
         Stock may later be transferred pursuant to Section 5(f) of this Article
         V. Excess Stock so held in Trust shall be issued and outstanding Stock of the Corporation. The Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a transferee of such Excess Stock upon the terms specified in Section 5(f) of this
         Article V. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 5(f) of this Article V.

                  (ii) By written notice to the Trustee, the Corporation must designate one or more nonprofit organizations to be the Charitable
         Beneficiary of the interest in the Trust such that (i) the shares of
         Excess Stock held in the Trust would not violate the restrictions set forth in Section 2(b) of this Article V in the hands of such Charitable
         Beneficiary and (ii) each such organization must be described in
         Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections
         170(b)(1)(A), 2055 and 2522 of the Code.

         (c) No Voting Rights. Except as required by law, Excess Stock shall not be entitled to vote on any matters. Subject to applicable law, any vote cast by the Purported Record Transferee in respect of shares of Excess Stock prior to the discovery that shares of Equity Stock had been converted into Excess Stock shall be void ab initio.

                                      B-13

         (d) Dividend Rights. Subject to the provisions of this Section 5(d) of this Article V, Excess Stock will be entitled to receive dividends equal to the dividends declared on any class of Equity Stock from which the Excess Stock had been converted, and a declaration of dividends on such class of Equity Stock will also constitute a declaration of dividends on the Excess Stock. The Trustee will have all rights to dividends or other distributions with respect to shares of Excess Stock held in the Trust, which rights will be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of
Equity Stock had been converted into Excess Stock and transferred to the Trustee must be paid with respect to such shares of Excess Stock to the Trustee by the
Purported Record Transferee or the Purported Beneficial Transferee that attempted to Transfer such Equity Stock upon demand and any dividend or other distribution authorized but unpaid must be paid when due to the Trustee. Any dividends or distributions so paid over to the Trustee must be held in trust for the Charitable Beneficiary. Notwithstanding the provisions of this Article V, until the Corporation has received notification that shares of Equity Stock have been converted to Excess Stock and transferred into a Trust, the Corporation will be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

         (e) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, the Trustee, as holder of the Excess Stock in Trust, will be entitled to receive that portion of the assets of the Corporation that would have been distributed to the Equity Stock in respect of which the Excess Stock was issued. The Trustee, as holder of the Excess Stock in Trust, must distribute ratably to the Beneficiaries of the Trust, when determined, any assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, provided that any amounts per share in excess of (i) the price per share paid by the Purported Record
Transferee or Purported Beneficial Transferee for the Equity Stock that resulted in Excess Stock or (ii) if the Purported Record Transferee or Purported
Beneficial Transferee did not give value for such Excess Stock (through gift, devise or other transaction), the price per share equal to the Market Price on the date of the purported Transfer that resulted in the Excess Stock, must be paid to the Charitable Beneficiary.

         (f) Restrictions on Transfer; Designation of Beneficiary.

                  (i) Excess Stock is not transferable. The Purported Record
         Transferee or Purported Beneficial Transferee may freely designate a
         Beneficiary of an interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to a purported
         Transfer that resulted in Excess Stock), if the Excess Stock held in the Trust would not be Excess Stock in the hands of such Beneficiary and the Purported Record Transferee or Purported Beneficial Transferee
         does not receive consideration for designating such Beneficiary that reflects an amount per share of Excess Stock that exceeds (x) the price per share that such Purported Record Transferee or Purported Beneficial
         Transferee paid for the Equity Stock in the purported Transfer that resulted in the Excess Stock; or (y) if the Purported Record Transferee
         or Purported Beneficial Transferee did not give value for such Excess
         Stock (through a gift, devise or other transaction), the price per share equal to the Market Price on the date of the purported

                                      B-14

          Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, (A) the corresponding shares of Excess Stock in the Trust shall automatically be exchanged for an equal number of shares of Equity Stock of the same class as such stock had been previously, immediately prior to it becoming Excess Stock, (B) such shares of Equity Stock shall be transferred of record to the transferee of the interest in the Trust if such Equity Stock would not be Excess Stock in the hands of such Beneficiary, and (C) the shares of Excess Stock exchanged for Equity Stock shall be cancelled and shall be deemed to be authorized and unissued shares of Excess Stock.
          Prior to any transfer of any interest in the Trust, the Purported
          Record Transferee or Purported Beneficial Transferee must give advance notice to the Corporation of the intended transfer containing the identity of the intended transferee and any additional information requested by the Corporation, and the Corporation must have waived in writing its redemption rights under Section 2(d) of this Article V.

                  (ii) Notwithstanding the foregoing, if a Purported Record
         Transferee or Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under Section 5(f)(i) of this Article V, such
         Purported Record Transferee or Purported Beneficial Transferee shall pay, or cause such Beneficiary to pay, such excess to the Charitable
         Beneficiary. If, prior to the discovery by the Corporation that shares of Equity Stock have been converted into Excess Stock and transferred to the Trustee, such shares are sold by a Purported Record Transferee or Purported Beneficial Transferee, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Purported Record Transferee or Purported Beneficial Transferee
         received an amount for such shares that exceeds the amount allowable under Section 5(f)(i) of this Section V, such excess shall be paid to the Trustee upon demand.

                  (iii) Each Purported Record Transferee and Charitable
         Beneficiary waive any and all claims that they may have against the
         Trustee and the Trust arising out of the disposition of any shares of
         Excess Stock transferred to the Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 5(f)(iii) of this Article V by, the Trustee or the Corporation.

SECTION 6         GENERAL PROVISIONS.

         (a) Interpretation and Ambiguities. The Board of Directors has the
power to interpret and to construe the provisions of this Article V, including any definition contained in Section 2, and the Board of Directors has the power to determine the application of the provisions of this Article V with respect to any situation based on the facts known to it, and any such interpretation, construction and determination shall be final and binding on all interested parties, including the stockholders.

         (b) Severability. If any provision of this Article V or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions will not be affected and

                                      B-15

other applications of such provision will be affected only to the extent necessary to comply with the determination of such court.

         (c) Charter and Bylaws. All persons who shall acquire stock in the
Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws of the Corporation.

                                   ARTICLE VI

                             THE BOARD OF DIRECTORS

SECTION 1         AUTHORIZED NUMBER AND INITIAL DIRECTORS.

         The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The authorized number of directors of the Corporation initially shall be 10, which number may be increased or decreased pursuant to the Bylaws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The persons who shall serve as directors effectively immediately and until their successors are duly elected and qualified are as follows:

                              Ernest V. Bencivenga
                              Anna T. Chew
                              Daniel D. Cronheim
                              Matthew I. Hirsch
                              Charles P. Kaempffer
                              Eugene W. Landy
                              Samuel A. Landy
                              Cynthia J. Morgenstern
                              John R. Sampson
                              Peter J. Weidhorn

At least three of the directors of the Corporation shall be Independent
Directors (as defined in Section 2 of this Article VI). No decrease in the number of directors shall shorten the term of any incumbent director.

SECTION 2         INDEPENDENT DIRECTORS

         For the purpose of this Article VI, the term "Independent Directors"
means the Directors of the Corporation who satisfy the requirements of Section
3-802 of the Maryland General Corporation Law.

SECTION 3         DIRECTORS ELECTED BY SPECIFIC STOCKHOLDERS.

         Whenever the holders of any one or more series of Equity Stock of the
Corporation have the right, voting separately as a class, to elect one or more directors of the Corporation, the Board of Directors must consist of the directors so elected in addition to the number of directors fixed as provided in
Section 1 of this Article VI or in the Bylaws. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of Equity Stock of the Corporation have the right, voting separately as a class, to elect one or more

                                      B-16

directors of the Corporation, the terms of the director or directors elected by such holders will expire at the next succeeding annual meeting of stockholders.

SECTION 4         GENERAL TERM OF OFFICE; CLASSES OF DIRECTORS.

         The directors of the Corporation (except for the directors elected by the holders of any one or more series of Equity Stock of the Corporation as provided in Section 3 of this Article VI) are divided into three classes, Class
I, Class II and Class III, as follows:

                  (i) The term of office of Class I extends until the 2004
         annual meeting of stockholders and until their successors are elected and qualified and thereafter the term of office of Class I directors will be for three years and until their successors are elected and qualified;

                  (ii) the term of office of Class II extends until the 2005 annual meeting of stockholders and until their successors are elected and qualified and thereafter the term of office of Class II directors will be for three years and until their successors are elected and qualified; and

                  (iii) the term of office of Class III extends until the 2006 annual meeting of stockholders and until their successors are elected and qualified and thereafter the term of office of Class III directors will be for three years and until their successors are elected and qualified.

         The number of directors in each class must be as nearly equal in number as possible. If the number of directors is changed, any increase or decrease must be apportioned among the classes so as to maintain or attain, if possible, the equality of the number of directors in each class. If such equality is not possible, the increase or decrease must be apportioned among the classes in such a way that the difference in the number of directors in any two classes does not exceed one. The names of the individuals who will serve as initial directors until their successors are elected and qualified are as follows:

                  Class I:          Ernest V. Bencivenga
                                    Daniel D. Cronheim
                                    John R. Sampson

                  Class II:         Matthew I. Hirsch
                                    Charles P. Kaempffer
                                    Cynthia J. Morgenstern

                  Class III:        Anna T. Chew
                                    Eugene W. Landy
                                    Samuel A. Landy
                                    Peter J. Weidhorn

         These directors may increase the number of directors and may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors occurring before the election provided for below in Section 6 in the manner provided by law.

                                      B-17

SECTION 5         REMOVAL OF DIRECTORS.

         Subject to the rights of holders of one or more classes or series of
Equity Stock to elect or remove one or more directors, a director may be removed from office but only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, "cause" means termination because of a director's personal dishonesty, incompetence, willful misconduct, breach of duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order.

SECTION 6         FILLING VACANCIES.

         The Corporation elects, at such time as such election becomes available under Section 3-802(b) of the Maryland General Corporation Law, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Equity Stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred.

SECTION 7         BOARD AUTHORIZATION OF SHARE ISSUANCES.

         The Board of Directors of the Corporation, without any action by stockholders, may authorize the issuance from time to time of Stock of any class, whether now or hereafter authorized, or securities convertible into Stock of any class, whether now or hereafter authorized, for such consideration as the
Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws of the
Corporation and without any action by the stockholders.

SECTION 8         PREEMPTIVE AND APPRAISAL RIGHTS.

         (a) Preemptive Rights. No holder of any Stock or any other securities of the Corporation, whether now or hereafter authorized, has any preemptive right to subscribe for or purchase any Stock or any other securities of the
Corporation other than such, if any, as the Board of Directors, in its sole and absolute discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole and absolute discretion, may fix; and any Stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole and absolute discretion shall determine, be offered to the holders of any class, series or type of Stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

         (b) Appraisal Rights. Holders of shares of Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3,
Subtitle 2 of the Maryland General Corporation Law unless the Board of
Directors, upon the affirmative vote of a majority of the entire Board of
Directors, shall determine that such rights shall apply, with respect to all or any classes or series of Stock, to a particular transaction or all transactions occurring after the date of

                                      B-18

such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

SECTION 9         AMENDMENTS TO THE BYLAWS.

         Notwithstanding any other provision of the Charter or the Bylaws of the
Corporation, the Board of Directors of the Corporation has the exclusive power to make, repeal, alter, amend and rescind the Bylaws of the Corporation.

SECTION 10        CERTAIN OTHER DETERMINATIONS BY THE BOARD OF DIRECTORS.

         The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of Stock: (1) the manner in which distributions are to be made to stockholders; (2) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Stock or the payment of other distributions on Stock;
(3) the amount of paid-in surplus, net assets, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (4) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges has been created has been paid or discharged); (5) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; (6) any matters relating to the acquisition, holding and disposition of any assets of the Corporation;
and (7) any other matter relating to the business and affairs of the
Corporation. Except as otherwise provided by statute or the Bylaws, no stockholder has the right to inspect any book, account or document of the
Corporation unless authorized to do so by resolution of the Board of Directors.

SECTION 11        RESERVED POWERS OF THE BOARD OF DIRECTORS.

         The enumeration and definition of particular powers of the Board of
Directors included in this Article VI shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of the charter of the Corporation, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the general laws of the State of Maryland as now or hereafter in force.

                                      B-19

                                   ARTICLE VII

                PROVISIONS FOR DEFINING, LIMITING AND REGULATING
                  CERTAIN POWERS OF THE CORPORATION AND OF THE
                           STOCKHOLDERS AND DIRECTORS

SECTION 1         REIT QUALIFICATION.

         The Board of Directors shall use its reasonable best efforts to cause the Corporation and its stockholders to qualify for U.S. federal income tax treatment in accordance with the provision of the Code applicable to a REIT. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole and absolute discretion are desirable, to preserve the status of the
Corporation as a REIT, provided, however, that if the Board of Directors determines in its sole and absolute discretion, that it is no longer in the best interests of the Corporation to continue to have the Corporation qualify as a
REIT, the Board of Directors may revoke or otherwise terminate the Corporation's
REIT election pursuant to Section 856(g) of the Code. Nothing contained in the
Charter shall limit the authority of the Board of Directors to take such action as it in its sole and absolute discretion deems necessary or advisable to protect the Corporation and the interests of the stockholders by maintaining the
Corporation's eligibility to be, and preserving the Corporation's status as, a qualified REIT under the Code.

SECTION 2         STOCKHOLDER PROPOSALS.

         For any stockholder proposal to be presented in connection with an annual or special meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of
Directors of the Corporation, the stockholder must have given timely written notice thereof in writing to the Secretary of the Corporation in the manner and containing the information required by the Bylaws.

                                  ARTICLE VIII

                              BUSINESS COMBINATIONS

         The Corporation has elected to incorporate in the State of Maryland with the intention to rely on the provisions of Subtitle 6, Special Voting
Requirements (Sections 3-601 through Sections 3-605 at the date of incorporation) of the Maryland General Corporation Law ("Subtitle 6") as it may
be amended or renumbered from time to time; provided, however, that the
Corporation expressly elects that Section 3-602 of Subtitle 6 shall not govern or apply to any transaction, including a "business combination" as defined by
Section 3-601 of Subtitle 6, with United Mobile Homes, Inc., a New Jersey corporation ("UMH"), or Monmouth Capital Corporation, a New Jersey corporation
("MCC"). In the event the provisions of Subtitle 6 are effectively repealed or otherwise deleted from the Maryland General Corporation Law or any other
Maryland statute governing the Corporation, (i) the Corporation hereby incorporates by reference in this Article VIII of this Charter the provisions of
Subtitle 6 as in effect on the date of the Company's incorporation in Maryland with the same effect as if such provisions had been set forth in full text in this Article VIII, and (ii) the Corporate further expressly elects that Section
3-

                                      B-20

602 of Subtitle 6 as incorporated by reference shall not govern or apply to any transaction, including a "business combination" as defined by Section 3-601 of Subtitle 6 as incorporated by reference, with UMH or MCC.

                                   ARTICLE IX

                                 INDEMNIFICATION

SECTION 1         INDEMNIFICATION.

         The Corporation must indemnify its Directors and officers, whether serving the Corporation or at its request any other entity, who were or are parties or are threatened to be made parties to any threatened or actual suit, investigation, or other proceeding, including administrative actions, because of their status or actions as Directors or officers to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law. The Corporation may indemnify other employees and agents, whether serving the Corporation or at its request any other entity, to the extent authorized by the Board of Directors or the Corporation's Bylaws and
permitted by law. The foregoing rights of indemnification are not exclusive of any other rights to which those seeking indemnification may be entitled. The
Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal or shall limit or eliminate the rights granted under indemnification agreements entered into by the corporation and its directors, officers, agents and employees.

SECTION 2         LIMITATION OF LIABILITY.

         To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation will be liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal any of its provisions will apply to or affect in any respect the applicability of the preceding sentence with respect to any act or omission which occurred prior to such amendment or repeal.

                                    ARTICLE X

                                   AMENDMENTS

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter upon approval of the Board of Directors of the Corporation and the affirmative vote of the holders of not less than two-thirds (2/3) of all votes entitled to be cast on such matter.

                                      B-21

         IN WITNESS WHEREOF, I have adopted and signed these Articles of
Incorporation and do hereby acknowledge that the adoption and signing are my act.

Dated:  March 12, 2003

                                     /s/  CYNTHIA J. MORGENSTERN
                                     ------------------------------------------
                                     Cynthia J. Morgenstern, Incorporator

                                      B-22

                                   APPENDIX C

                                     BYLAWS

                                       OF

                              MREIC MARYLAND, INC.

                                       i

                                       ii

                                      iii

                                     BYLAWS

                                       OF

                              MREIC MARYLAND, INC.

                                    ARTICLE I

Section 1.      PRINCIPAL OFFICE

          The principal office of the Corporation shall be located in Maryland at such place as the Board of Directors may designate.

Section 2.      ADDITIONAL OFFICES

          The Corporation may have its principal executive offices and additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

Section 1.      ANNUAL MEETING

          Beginning in 2004, the Corporation shall hold an annual meeting of its stockholders to elect directors and transact any other business within its powers at such time and on such date during the month of April in each year, as the Board of Directors shall set. Except as these Bylaws, the Articles of
Incorporation of the Corporation (the "Charter") or statute provides otherwise, any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice. Failure to hold an annual meeting does not invalidate the Corporation's existence or affect any otherwise valid corporate acts.

Section 2.      SPECIAL MEETING

          At any time in the interval between annual meetings, a special meeting of the stockholders may be called by the Chairman of the Board, by the President or by a majority of the Board of Directors by a vote at a meeting or in writing
(addressed to the Secretary) with or without a meeting. Subject to the procedures set forth in Section 11 of this Article II and this Section, special meetings of the stockholders shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. A request for a special meeting shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform the stockholders making such request of the reasonably estimated costs of preparing and mailing a notice of the meeting and, upon such stockholders' payment to the
Corporation of such costs, the Secretary shall give notice to each stockholder entitled to notice of the meeting. The Board of Directors shall have sole power to fix the date and time of the special meeting.

                                      C-1

Section 3.      PLACE OF MEETINGS

          Meetings of stockholders shall be held at such place as is set from time to time by the Board of Directors.

Section 4.      NOTICE

          Not less than ten nor more than 90 days before each meeting of stockholders, the Secretary shall give written notice of the meeting to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting. The notice shall state the time and place of the meeting and, if a special meeting or notice of the purpose is required by statute, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to the stockholder, left at the stockholder's residence or usual place of business, mailed to him or her at his or her address as it appears on the records of the Corporation or transmitted to the stockholder by electronic mail to any electronic mail address of the stockholder or by any other electronic means.

Section 5.      QUORUM; ADJOURNMENTS

          Unless statute or the Charter provides otherwise, at a meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the Charter of the Corporation for the vote necessary for the adoption of any measure.

          Whether or not a quorum is present at any meeting of the stockholders, a majority of the stockholders entitled to vote and present at such meeting, in person or by proxy, shall have power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 6.      VOTING

          Except as otherwise provided in the Charter or in Article III, Section
3, a director is elected at a duly called annual or special meeting of stockholders at which a quorum is present by a plurality of the votes cast. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present is sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter of the Corporation. Unless otherwise provided in the Charter or with respect to a particular class or series of stock as determined by the Board of Directors and other than Excess Stock (as defined in the Charter) of the Corporation, each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders; however, a share is not entitled to be voted if it is not fully paid.

                                      C-2

Section 7.      PROXIES

          A stockholder may vote the stock the stockholder owns of record either in person or by proxy. A stockholder may sign a writing authorizing another person to act as proxy. Signing may be accomplished by the stockholder or the stockholder's authorized agent signing the writing or causing the stockholder's signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, an authorization by a telegram, cablegram, datagram, electronic mail or any other electronic or telephonic means to the person authorized to act as proxy or to any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm, proxy support service organization, or other person authorized by the person who will act as proxy to receive the transmission. Unless a proxy provides otherwise, it will not be valid more than 11 months after its date. A proxy is revocable by a stockholder at any time without condition or qualification unless the proxy states that it is irrevocable and the proxy is coupled with an interest. The interest with which a proxy may be coupled includes an interest in the stock to be voted under the proxy or another general interest in the Corporation or its assets or liabilities. Before or at the time of the meeting, a proxy shall be filed with the Secretary of the Corporation or with any person authorized by the Secretary to receive proxy authorizations and who shall promptly submit such proxy authorizations to the Secretary.

Section 8.      ORGANIZATION

          Every meeting of stockholders shall be conducted by the Chairman of the Board, or in case of a vacancy in the office or absence of the Chairman of the Board, by the President, or in the case of a vacancy in the office or absence of the President, by one of the following officers present at the meeting: the Vice Presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The
Secretary, or, in the Secretary's absence, an Assistant Secretary, or in the absence of both the Secretary and Assistant Secretaries, a person appointed by the Board of Directors or, in the absence of such appointment, a person appointed by the chairman of the meeting shall act as secretary. In the event that the Secretary presides at a meeting of the stockholders, an Assistant
Secretary shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such actions as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the
Corporation entitled to vote on such matter, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any stockholder who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (g) recessing or adjourning the meeting to a later date and time and place announced at the meeting. Unless

                                      C-3

otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 9.      CONDUCT OF BUSINESS

          Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation (i) who was a stockholder of record at the time of giving notice(s) provided for in Section 11 and Section 12 of this Article
II, (ii) who is entitled to vote at the meeting and (iii) who complied with the notice procedures and requirements set forth in Section 11 and Section 12 of this Article II. Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at a special meeting of stockholders (a) only pursuant to the Corporation's notice of meeting and (b), in the case of nominations of persons for election to the
Board of Directors, (i) by or at the direction of the Board of Directors or (ii)
by any stockholder of the Corporation (A) who was a stockholder of record at the time of giving notice provided for in Section 11, (B) who is entitled to vote at the meeting and (C) who complied with the notice procedures and requirements set forth in Section 11 of this Article II. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in Section 11 and Section 12 of this Article II and this Section and, if any proposed nomination or business is not in compliance with Section 11 and
Section 12 of this Article II and this Section, to declare that such defective nomination or proposal be disregarded.

Section 10.     INSPECTORS

          At any meeting of stockholders, the chairman of the meeting may, or upon the request of stockholders, present in person or proxy, entitled to cast
10% in number of votes entitled to be cast, shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders.

          Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 11.      ADVANCE NOTICE PROVISIONS FOR ELECTION OF DIRECTORS

          Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation.
Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of

                                      C-4

the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section, on the record date for the determination of stockholders entitled to vote at the meeting and on the date of the meeting, and (ii) who complies with the notice procedures set forth in this Section. A stockholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation
(a) in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered (x) not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and (y) not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of such meeting is first made; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public disclosure of the date of the special meeting was made. A stockholder's notice to the Secretary must be in writing and set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the nomination is made,
(ii) the class or series and number of shares of capital stock of the
Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person at the meeting to nominate the persons named in its notice and
(v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.
No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman of the meeting shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice of a stockholder proposal hereunder.

                                      C-5

Section 12.     ADVANCE NOTICE PROVISIONS FOR BUSINESS TO BE TRANSACTED AT
                ANNUAL MEETING

          No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of
Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of
Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is stockholder of record on the date of the giving of the notice provided for in this Section, on the record date for the determination of stockholders entitled to vote at the annual meeting and on the date of the annual meeting, and (ii)
who complies with the notice procedures set forth in this Section. A stockholder's notice must be delivered to or mailed and received by the
Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered (x) not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and (y) not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. A stockholder's notice to the Secretary must in writing set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, and any material interest of the stockholder in the proposed business, (ii) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person at the annual meeting to bring such business before the meeting. If requested by the Corporation, the stockholder must provide all other information that would be required to be filed with the Securities and
Exchange Commission if, with respect to the business proposed to be brought, before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in Section 11 of this Article II or in this Section; provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in Section 11 of this Article II nor in this Section shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman of the meeting shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.
No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice of a stockholder proposal hereunder.

                                      C-6

Section 13.     LIST OF STOCKHOLDERS

          At each meeting of stockholders, a full, true and complete list of all stockholders entitled to vote at such meeting, showing the number and class of shares held by each and certified by the transfer agent for such class or by the
Secretary, shall be furnished by the Secretary.

Section 14.     VOTING OF STOCK BY CERTAIN HOLDERS

          The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date of closing of the stock transfer books, the time after the record date of closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

                                   ARTICLE III

                                    DIRECTORS

Section 1.      GENERAL POWERS; QUALIFICATIONS

          The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the stockholders by statute or by the Charter or these Bylaws.

Section 2.      NUMBER AND TENURE

          The Corporation shall have at least three Independent Directors, as defined in the Charter. The Corporation shall have the number of directors provided in the Charter until changed as herein provided. The Board of Directors shall be divided into three classes as and in the manner provided in the
Charter. Except as the Charter provides otherwise, a majority of the entire
Board of Directors may alter the number of directors set by the Charter to a number not exceeding 15 nor less than the minimum number then permitted herein, but the action may not affect the tenure of office of any director. Each director shall hold office for such term as is specified in the Charter and until his or her successor is elected and qualified, or until his or her resignation, removal (in accordance with the Charter), retirement or death.

                                      C-7

Section 3.      VACANCIES

          Vacancies on the Board of Directors shall be filled as provided in the
Charter of the Corporation.

Section 4.      REGULAR MEETINGS

          After each meeting of stockholders at which directors shall have been elected, the Board of Directors shall meet as soon thereafter as practicable for the purpose of organization and the transaction of other business. In the event that no other time and place are specified by resolution of the Board of
Directors or announced by the Secretary at such stockholders meeting, the Board of Directors shall meet immediately following the close of, and at the place of, such stockholders meeting. Any other regular meeting of the Board of Directors shall be held on such date and time and at such place as may be designated from time to time by resolution of the Board of Directors. No notice of such meeting following a stockholders meeting or any other regular meeting shall be necessary if held as hereinabove provided.

Section 5.      SPECIAL MEETINGS

          Special meetings of the Board of Directors may be called by a majority of the Directors then in office or at the request of the Chairman of the Board or the President. A special meeting of the Board of Directors shall be held on such date and at any place as may be designated from time to time by the Board of Directors. In the absence of designation such meeting shall be held at such place as may be designated in the call.

Section 6.      NOTICE

          Except as provided in Article III, Section 4, the Secretary shall give notice to each director of each regular and special meeting of the Board of
Directors. The notice shall state the time and place of the meeting. Notice is given to a director when it is delivered personally to the director, left at the director's residence or usual place of business, or sent by telegraph, facsimile transmission, electronic mail or telephone, at least 24 hours before the time of the meeting or, in the alternative by mail to his or her address as it shall appear on the records of the Corporation, at least 72 hours before the time of the meeting. Unless these Bylaws or a resolution of the Board of Directors provides otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors. Any meeting of the Board of Directors, regular or special, whether or not a quorum is present, may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

Section 7.      QUORUM

          A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the
Charter or these Bylaws, the vote of a majority of a particular group of directors

                                      C-8

is required for action, a quorum must also include a majority of such group.
Interested directors may be counted in determining the existence of a quorum.

Section 8.      VOTING

          The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater or lesser proportion is required for such action by the Charter, these Bylaws or applicable statute.

Section 9.      MEETINGS HELD OTHER THAN IN PERSON

          Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

Section 10.     INFORMAL ACTION BY DIRECTORS

          Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if an unanimous consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.

Section 11.     COMPENSATION OF DIRECTORS

          Unless restricted by the Charter, the Board of Directors shall have the authority to fix the fees and other compensation of directors for their service as directors, including, without limitation, their services as members of committees of the Board of Directors. The directors may be paid their expenses, if any, for attendance at each meeting of the Board of Directors or a committee of the Board of Directors. Directors who are full-time employees of the Corporation need not be paid for attendance at meetings of the Board of
Directors or committees of the Board of Directors for which fees are paid to other directors.

Section 12.     REMOVAL OF DIRECTORS

          A director may be removed in the manner provided in the Charter of the
Corporation.

Section 13.     RESIGNATION

          Any director may resign at any time by sending a written notice of such resignation to the principal executive office of the Corporation addressed to the Secretary. Such resignation shall take effect upon receipt thereof by the
Secretary or such other date as specified in the notice.

                                      C-9

                                   ARTICLE IV

                                   COMMITTEES

Section 1.      EXECUTIVE COMMITTEE

          The Board of Directors may appoint an Executive Committee of three or more directors to whom they may delegate any of the powers and authorities of the Board of Directors. The Board of Directors may prescribe the procedures of the Executive Committee, change the membership thereof and appoint one or more directors to act as alternate members to replace absent or disqualified members.
Each of the Chairman of the Board and the President must be a member of the
Executive Committee; provided, however, if the President is not also a director, the President will be an ex officio member of the Executive Committee.

Section 2.      AUDIT COMMITTEE

          The Board of Directors shall appoint an Audit Committee and shall ensure that the membership, duties and responsibilities of the Audit Committee comply with applicable laws and stock exchange requirements at all times.

Section 3.      OTHER COMMITTEES

          The Board of Directors may appoint from among its members such other committees, composed of one or more directors, to serve at the pleasure of the
Board of Directors, and shall appoint from its members such other committees as are required by applicable laws and stock exchange requirements and shall ensure that the membership, duties and responsibilities of such committees comply with applicable laws and stock exchange requirements at all times.

Section 4.      POWERS AND QUALIFICATIONS

          The Board of Directors may delegate to committees appointed under this
Article IV any of the powers of the Board of Directors, except the power to authorize dividends on stock, elect directors, issue stock other than as provided below, recommend to the stockholders any action which requires stockholder approval, amend the Charter or these Bylaws, or approve any merger or share exchange which does not require stockholder approval. If the Board of
Directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number of shares to be issued, a committee of the Board, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors, may authorize or fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors.

Section 5.      CONDUCT OF BUSINESS

          Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or

                                      C-10

required by law. Adequate provisions shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum, and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing is filed with the minutes of the proceedings of such committee.

          Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

Section 6.      EMERGENCY

          In the event of a state of disaster of sufficient severity to prevent the conduct and management of the affairs and business of the Corporation by its directors and officers as contemplated by the Charter and these Bylaws, any two or more available members of the then incumbent Executive Committee shall constitute a quorum of that Committee for the full conduct and management of the affairs and business of the Corporation in accordance with Section 4 of this
Article IV. In the event of the unavailability, at such time, of a minimum of two members of the then incumbent Executive Committee, the available directors shall elect an Executive Committee consisting of any two members of the Board of
Directors, whether or not they be officers of the Corporation, which two members shall constitute the Executive Committee for the full conduct and management of the affairs of the Corporation in accordance with the foregoing provisions of this Section. Any provisions of these Bylaws (other than this Section) and any resolutions which are contrary to the provisions of this Section shall be suspended until it shall be determined by any interim Executive Committee acting under this Section that it shall be to the advantage of the Corporation to resume the conduct and management of its affairs and business under all the other provisions of these Bylaws.

                                    ARTICLE V

                                    OFFICERS

Section 1.      GENERAL PROVISIONS

          The officers of the Corporation shall be a President, Secretary and
Treasurer. The Board of Directors may elect or may empower the President to appoint such other officers as the business of the Corporation may require, including a Chairman of the Board, one or more Vice Presidents, one or more
Assistant Secretaries and one or more Assistant Treasurers. The terms, compensation and duties of all officers of the Corporation shall be determined by these Bylaws or by the Board of Directors. All officers shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of any officer under any employment contract.

Section 2.      ELECTION, TENURE, REMOVAL AND RESIGNATION OF OFFICERS

          Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders and at other meetings as may be appropriate to fill a vacancy in an office. The Board of Directors may from time to time

                                      C-11

authorize any committee or officer to appoint assistant and subordinate officers. Election or appointment of an officer, employee or agent shall not of itself create contract rights. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal.
Any person may hold one or more offices except that the same person may not serve concurrently as both the President and a Vice President. The Board of
Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may remove an officer at any time, with or without cause. The removal of an officer does not prejudice any of his or her contract rights. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may fill a vacancy which occurs in any office for the unexpired portion of the term. Any officer may resign at any time by giving written notice to the Board of Directors. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 3.      CHAIRMAN OF THE BOARD

          The Corporation may have a Chairman of the Board. If elected, the
Chairman of the Board, shall have the following powers and duties: The Chairman of the Board shall preside at all meetings of the stockholders and the Board of
Directors. Unless otherwise designated, the Chairman of the Board shall be the chief executive officer of the Corporation. In general, he shall perform such duties as are customarily performed by the chief executive officer of a corporation and shall perform such other powers and duties as may from time to time be assigned to the Chairman of the Board by the Board of Directors or as
prescribed by these Bylaws. If the Corporation elects not to have a Chairman of the Board, all of the powers and duties of the Chairman of the Board shall be held and performed by the President.

Section 4.      PRESIDENT

          The Corporation shall have a President. In the absence of the Chairman of the Board, the President shall preside at all meetings of the stockholders and the Board of Directors. In general, he shall perform such duties as are customarily performed by the president of a corporation and shall perform such other powers and duties as may from time to time be assigned to the President by the Chairman of the Board or the Board of Directors or as prescribed by these
Bylaws.

Section 5.      VICE PRESIDENT

          The Corporation may have one or more Vice Presidents. If elected, the
Vice President shall have the following powers and duties: In the absence or disability of the President, any Vice President shall perform all of the duties of the President and when so acting shall have all of the powers of, and be subject to all of the restrictions upon, the President. The Vice President shall have such other powers and perform such other duties as the Chairman of the
Board, the President or the Board of Directors may from time to time prescribe.

                                      C-12

Section 6.      SECRETARY

          The corporation shall have a Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all proceedings of such meetings in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The
Secretary shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors. The Secretary shall have such other powers and perform such other duties as the Chairman of the Board, the President or the Board of Directors may from time to time prescribe.

Section 7.      ASSISTANT SECRETARIES

          The Corporation may have one or more Assistant Secretaries. If elected, the Assistant Secretaries shall have the following powers and duties:
In the absence of the Secretary or in the event of the Secretary's inability or refusal to act, any Assistant Secretary may perform the duties and exercise the powers of the Secretary and shall have such other powers and perform such other duties as the Chairman of the Board, the President or the Board of Directors may
from time to time prescribe.

Section 8.      TREASURER

          The Corporation shall have a Treasurer. The Treasurer shall be the chief accounting and financial officer of the Corporation. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements and books belonging to the
Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall also disburse the funds of the
Corporation as may be ordered by the Board of Directors, and shall render to the
President and the Board of Directors, at their regular meetings, or when the
Board of Directors so requires, an account of all of the Treasurer's transactions and of the financial condition of the Corporation. The treasurer shall have such other powers and perform such other duties as the Chairman of the Board, the President or the Board of Directors may from time to time prescribe.

Section 9.      ASSISTANT TREASURERS

          The Corporation may have one or more Assistant Treasurers. If elected, the Assistant Treasurers shall have the following powers and duties: In the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, any Assistant Treasurer may perform the duties and exercise the powers of the Treasurer and shall have such other powers and perform such other duties as the Chairman of the Board, the President or the Board of Directors may from time to time prescribe.

                                      C-13

                                   ARTICLE VI

                                 INDEMNIFICATION

Section 1.      PROCEDURE

          Any indemnification or payment of expenses in advance of the final disposition of any proceeding under Article IX of the Charter, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer entitled to seek indemnification (the "Indemnified Party").
The right to indemnification and advances hereunder shall be enforceable by the
Indemnified Party in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part; or (ii) no disposition thereof is made within 60 days. The Indemnified Party's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the
Corporation. It shall be a defense to any action for advance for expenses that
(a) a determination has been made that the facts then known to those making the determination would preclude indemnification or (b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the Indemnified Party of such
Indemnified Party's good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met.

Section 2.      EXCLUSIVITY, ETC.

          The indemnification and advance of expenses provided by the Charter and these Bylaws (i) shall not be deemed exclusive of any other rights to which a person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors or other provision that is consistent with law, both as to action in his or her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the
Corporation, (ii) shall continue in respect of all events occurring while a person was a director or officer after such person has ceased to be a director or officer, and (iii) shall inure to the benefit of the estate, heirs, executors and administrators of such person. The Corporation shall not be liable for any payment under this Bylaw in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Bylaw is in effect. Any repeal or modification of this Bylaw shall not in any way diminish any rights to indemnification or advance of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Bylaw or any provision hereof is in force or with respect to claims made after its adoption in respect of events occurring before its adoption, nor shall such repeal or modification diminish any person's rights to indemnification or advances of expenses or performance of other obligations of the Corporation under any agreement of indemnification between the Corporation and such person.

                                      C-14

Section 3.      SEVERABILITY; DEFINITIONS

          The invalidity or unenforceability of any provision of this Article VI shall not affect the validity or enforceability of any other provision hereof.
If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer as to all expenses (including attorneys'
fees), liability and loss reasonably incurred by such director or officer in connection with any action, suit, proceeding or investigation referred to in this Article VI to the fullest extent permitted by any portion of this Article
VI that shall not have been invalidated or by any other applicable law. The phrase "this Bylaw" in this Article VI means this Article VI in its entirety.

Section 4.      INSURANCE

          The Corporation may purchase and maintain insurance on behalf of any director, officer, employee or agent against any liability asserted against or incurred by that director or officer in any capacity or arising out of the director's, officer's, employee's or agent's status as such, whether or not the
Corporation would have the power to indemnify the director, officer, employee or agent against such liability under the provisions of this Article. The
Corporation may create a trust fund, grant a security interest or use other means, including, without limitation, a letter of credit, to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

                                   ARTICLE VII

                                      STOCK

Section 1.      CERTIFICATES

          The Corporation's Excess Stock (the "Excess Stock") shall be issued in book entry form only, and without certificates. For that purpose, the
Corporation shall cause appropriate records to be maintained of all registered holders of the Excess Stock and the number of shares of Excess Stock, respectively, held by each, from time to time.

          Except as provided above with respect to the Excess Stock, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him or her in the Corporation. Each certificate shall be signed by the President or a
Vice President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and may be sealed with the actual seal or a facsimile thereof, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the
Corporation shall, from time to time, issue several classes or series of stock, each class or series may have its own number sequence. A certificate is valid and may be issued whether or not the officer, transfer agent or registrar who signed it is still an officer, transfer agent or registrar when it is issued.
Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder or other person to whom it is issued, and the class of stock and number of shares it represents. Each certificate shall also include on its face or back (a) a statement of any restrictions on transferability and a statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of

                                      C-15

each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of
Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock or (b) a statement which provides in substance that the Corporation will furnish a full statement of such information to any stockholder on request to the Secretary and without charge. Except as provided in the Maryland Uniform Commercial Code - Investment Securities, the
fact that a stock certificate does not contain or refer to a restriction on transferability that is adopted after the date of issuance does not mean that the restriction is invalid or unenforceable. A certificate may not be issued until the stock represented by it is fully paid.

Section 2.      TRANSFERS

          The Board of Directors shall have the power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock; and may appoint transfer agents and registrars thereof. The duties of the transfer agent and registrar may be combined.

Section 3.      LOST CERTIFICATE

          The Board of Directors of the Corporation may, in its sole discretion, determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen or destroyed, or the Board of
Directors may delegate such power to any officer or officers of the Corporation.
In its sole discretion, the Board of Directors or such officer or officers may require the owner of the certificate to give a bond, with sufficient surety, to indemnify the Corporation against any loss or claim arising as a result of the issuance of a new certificate. In its sole discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate except upon the order of a court having jurisdiction in the premises.

Section 4.      CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE

          The Board of Directors may, and shall have the sole power to, set a record date or direct that the stock transfer books be closed for a stated
period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to request a special meeting of stockholders, notice of a meeting of stockholders, vote at a meeting of stockholders, receive a dividend, or be allotted other rights. The record date may not be prior to the close of business on the day the record date is fixed nor, subject to Article II, Section 5, more than 90 days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than 20 days; and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting.

          If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed; and (b) the record date for the determination of

                                      C-16

stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

          When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer books and the stated period of closing has expired.

Section 5.      STOCK LEDGER

                  The Corporation shall maintain at its principal office or at the office of its transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. The original or duplicate of the stock ledger shall be kept at the offices of the transfer agent for the particular class of stock, or if none, at the principal office in the State of Maryland or the principal executive offices of the Corporation.

Section 6.      TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

          The Board of Directors shall have power to employ one or more transfer agents, dividend disbursing agents and registrars and to authorize them on behalf of the Corporation to keep records, to hold and disburse any dividends and distributions and to have and perform in respect of all original issues and transfers of shares, dividends and distributions and reports and communications to stockholders, the powers and duties usually had and performed by transfer agents, dividend disbursing agents and registrars of a Maryland corporation.

                                  ARTICLE VIII

                                     ADVISOR

Section 1.      DEFINITIONS

          The following definitions of terms apply to the provisions contained in this Article VIII:

          "Affiliate" shall mean as to any Person, or any other Person who owns beneficially, directly or indirectly, one percent (1%) of more of the outstanding capital stock, shares or equity interests of such Person or of any other Person which controls, is controlled by or is under common control with, such Person or is an officer, retired officer, director, employee, partner or trustee of such Person or of any other person which controls, is controlled by or is under common control with, such Person.

          "Person" means and includes individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof.

                                      C-17

Section 2.      EMPLOYMENT OF ADVISOR

          The Board of Directors is responsible for the general policies of the
Corporation and for general supervision of the business of the Corporation conducted by all officers, agents, employees, advisors, managers or independent contractors of the Corporation. However, the Board of Directors shall have the authority to appoint, employ or contract with any Person (including one or more directors or any Person of which a director is an affiliate) as the Board of
Directors may deem necessary or proper for the transaction of business of the
Corporation. Subject to the limitations of the Certificate, these Bylaws and the
Maryland General Corporation Law, the Board of Directors may grant or delegate such authority to such person (herein referred to as the "Advisor") as the Board of Directors may in its sole discretion deem necessary or desirable.

          The Board of Directors (subject to the restrictions of Section 3 of this Article VIII), shall determine the terms and compensation of the Advisor;
provided, however, that any determination to employ or contract with any director or any Person of which a director is an affiliate, shall be valid only if made, approved or ratified by a majority of the directors who are not affiliates of such Person. The directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the
Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and general principals previously established by the Board of
Directors.

Section 3.      TERM

          The Board of Directors shall not enter into any contract with the
Advisor unless such contract has an initial term of no more than two (2) years and provides for annual renewal or extension thereafter, subject to annual ratification of the selection of the Advisor by the stockholders. The directors shall not enter into such a contract with any director or any Person of which a director is an affiliate unless such contract provides for renewal or extension thereof by the affirmative vote of a majority of the directors who are not affiliates of such Person. The contract with the Advisor may be terminated by the Advisor upon one hundred twenty (120) days' written notice or by the Board of Directors by the action of a majority of the directors who are not affiliates of the Advisor upon sixty (60) days' written notice, in a manner to be set forth in the contract with the Advisor.

Section 4.      OTHER ACTIVITIES OF ADVISOR

          The Advisor shall not be required to provide services solely and exclusively to the Corporation and may have other business interests and may engage in other activities similar to or in addition to those relating to the
Corporation, including the rendering of services and advice to other Persons
(including other real estate investment trusts) and the management of other investments (including investments of the Advisor and its affiliates). The Board of Directors may request the Advisor to engage in other activities which complement the Corporation's investments and to provide services requested by the borrowers or prospective borrowers from the Corporation, and the Advisor may receive compensation or commissions therefor from the Corporation or other
Persons.

                                      C-18

          Neither the Advisor nor any affiliate of the Advisor shall be obligated to present any particular investment opportunity to the Corporation even if such opportunity is of a character that, if presented to the
Corporation, could be taken by the Corporation, and, subject to the foregoing, the Advisor shall be protected in taking for its own account or recommending to others any such particular investment opportunity.

          Upon request of any director, the Advisor and any Person who controls, is controlled by, or is under common control with, the Advisor shall from time to time promptly furnish the Board of Directors with information on a confidential basis as to any investment made by the Advisor or such other Person for its own account.

                                   ARTICLE IX

                                   FISCAL YEAR

          The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

                                    ARTICLE X

                                  DISTRIBUTIONS

Section 1.      AUTHORIZATION

          Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2.      CONTINGENCIES

          Before payment of any dividends or other distributions, there may be set aside out of any funds of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, determine proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the
Board of Directors shall determine to be in the best interest of the
Corporation, and the Board of Directors may modify or abolish any such reserve.

                                   ARTICLE XI

                                INVESTMENT POLICY

          Subject to the provisions of the Charter, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

                                      C-19

                                   ARTICLE XII

                                WAIVER OF NOTICE

                  Whenever any notice is required to be given pursuant to the
Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the Person or Persons entitled to such notice, whether before or after the time stated therein or herein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any Person at any meeting shall constitute a waiver of notice of such meeting, except where such Person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE XIII

                                     FINANCE

Section 1.      CHECKS AND DRAFTS

          All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness, in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by the Board of Directors.

Section 2.      DEPOSITS

          All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

                                   ARTICLE XIV

                EXEMPTION FROM CONTROL SHARE ACQUISITION STATUTE

          The provisions of Sections 3-701 to 3-709 of the Maryland General
Corporation Law shall not apply to any acquisition by any person of shares of the capital stock of the Corporation. Such shares of capital stock are exempted from such Sections to the fullest extent permitted by Maryland law. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

                                      C-20

                                   ARTICLE XV

                                SUNDRY PROVISIONS

Section 1.      BOOKS AND RECORDS

          The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any executive or other committee when exercising any of the powers of the Board of Directors. The books and records of the
Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction.
The original or a certified copy of these Bylaws shall be kept at the principal office of the Corporation.

Section 2.      BONDS

          The Board of Directors may require any officer, agent or employee of the Corporation to give a bond to the Corporation, conditioned upon the faithful discharge of his or her duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

Section 3.      VOTING SHARES IN OTHER CORPORATIONS

          Stock of other corporations, associations or trusts, registered in the name of the Corporation, may be voted by the Chairman of the Board, the
President, any Vice President or a proxy appointed by any of them. The Board of
Directors, however, may by resolution appoint some other person to vote such shares, in which case such Person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

Section 4.      RELIANCE UPON BOOKS, REPORTS AND RECORDS

          Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion report or statement, including financial statement or other financial data, prepared or presented by an officer or employee of the
Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person as to a matter which the director or officer reasonably believes to be within the person's professional or expert competence or by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director believes the committee to merit confidence.

Section 5.      TIME PERIODS

          In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.

                                      C-21

Section 6.      TAX STATUS

                  It is intended that the Corporation shall qualify as a REIT under the REIT Provisions of the Internal Revenue Code during such period as the
Board of Directors shall deem it advisable to qualify the Corporation. The failure of the Corporation to qualify as a REIT or the loss of such status shall not render the Board of Directors liable to the stockholders or to any other
Person or operate in any manner to dissolve the Corporation.

                                   ARTICLE XVI

                               AMENDMENT OF BYLAWS

          In accordance with the Charter, these Bylaws may be repealed, altered, amended or rescinded only by vote of a majority of the Board of Directors at a meeting held in accordance with the provisions of these Bylaws.

                                      C-21

PROXY                                                                     PROXY

                   MONMOUTH REAL ESTATE INVESTMENT CORPORATION
                         A Real Estate Investment Trust

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

                 PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN
                    IN THE ENCLOSED PREPAID ENVELOPE PROMPTLY

         The undersigned hereby constitutes and appoints Eugene D. Landy, Ernest
V. Bencivenga, and Samuel A. Landy, and each or any of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the Annual Meeting of Stockholders of Monmouth Real
Estate Investment Corporation to be held at Juniper Business Plaza, 3499 Route 9
North, Suite 3-C, Freehold, New Jersey on Tuesday, May 6, 2003, at 4:00 p.m.
local time, and at any adjournments or postponements thereof, and in connection therewith to vote all of the shares of Monmouth Real Estate Investment
Corporation's Class A common stock which the undersigned would be entitled to vote, as set forth below. This proxy revokes all prior proxies given by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH BELOW.

PROPOSAL 1: TO REINCORPORATE MONMOUTH REAL ESTATE INVESTMENT CORPORATION (THE
"COMPANY") AS A MARYLAND CORPORATION BY THE MERGER OF THE COMPANY INTO A NEWLY
FORMED, WHOLLY-OWNED SUBSIDIARY OF THE COMPANY INCORPORATED IN MARYLAND.

|    |   FOR               |     |  AGAINST          |     |  ABSTAIN

PROPOSAL 2: ELECTION OF DIRECTORS - NOMINEES ARE: ERNEST V. BENCIVENGA, ANNA T.
CHEW, DANIEL D. CRONHEIM, MATTHEW I. HIRSCH, CHARLES P. KAEMPFFER, EUGENE W.
LANDY, SAMUEL A. LANDY, CYNTHIA J. MORGENSTERN, JOHN R. SAMPSON AND PETER J.
WEIDHORN.

|    |   FOR ALL NOMINEES  |    |     WITHHOLD AUTHORITY FOR ALL NOMINEES

|    |   FOR ALL EXCEPT:__________________________________

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THAT PERSON'S NAME ON THE LINE ABOVE.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS
FOR THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.

|    |   FOR               |     |  AGAINST          |     |  ABSTAIN

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BY THE
UNDERSIGNED ON THIS PROXY. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED
HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR PROPOSAL
1, FOR ALL THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 3. THIS PROXY CONFERS
DISCRETIONARY AUTHORITY AS DESCRIBED IN, AND MAY BE REVOKED IN THE MANNER
DESCRIBED IN, THE PROXY STATEMENT MAILED ON OR ABOUT APRIL 7, 2003, RECEIPT OF
WHICH IS HEREBY ACKNOWLEDGED.

NO PROPOSAL IS CONDITIONED UPON THE APPROVAL OF ANY OTHER PROPOSAL.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

Dated:   __________________________, 2003

Signature:_________________________________

Signature:_________________________________

Important: Please date this Proxy; sign exactly as your name(s) appear hereon.
When signing as joint tenants, all parties to the joint tenancy should sign.
When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.